Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 1)
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NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------


$ 898,097,000 (APPROXIMATE)

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE Pass-Through Certificates, Series 2007-AR3, GROUP I

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Depositor

WELLS FARGO BANK MINNESOTA, NA
Master Servicer

CITIBANK, N.A.
Trustee

BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter




APRIL 30, 2007

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Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
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                   STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/sami or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


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Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
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               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.


                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 4)
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                           $ 898,097,000 (APPROXIMATE)

             STRUCTURED ASSET MORTGAGE Investments II Trust 2007-AR3
                                     Issuer

          MORTGAGE Pass-Through Certificates, Series 2007-AR3, GROUP I

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                    Depositor

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                                 CITIBANK, N.A.
                                     Trustee

TRANSACTION HIGHLIGHTS:
-----------------------

                                                                             AVG
                                                                             LIFE
                                                                              TO
                                              CE LEVELS                      CALL      WINDOW     LEGAL FINAL
     CLASSES       SIZES (1)     RATINGS         (4)          COUPON        (YEARS)   (MONTHS)     MATURITY        CERTIFICATE TYPE
                                                                              (2)        (2)       DATE (8)
------------------------------------------------------------------------------------------------------------------------------------
 Class I-A-1    217,802,000   Aaa / AAA      23.28%     Floating (3)(5)    0.70        1-18       4/25/37      Super Senior Floater
 Class I-A-2    123,036,000   Aaa / AAA      23.28%        Floating        2.00        18-31      4/25/37      Super Senior Floater
                                                           (3)(5)(9)
 Class I-A-3    309,039,000   Aaa / AAA      23.28%        Floating        5.26       31-100      4/25/37      Super Senior Floater
                                                           (3)(5)(9)
Class I-A-4A    31,235,000     Aaa /AAA      19.85%     Floating (3)(5)    3.12        1-100      4/25/37       Level 1 Sr. Support
                                                                                                                      Floater
Class I-A-4B    50,000,000     Aaa/AAA       19.85%        Floating        3.12        1-100      4/25/37       Level 1 Sr. Support
                                                          (3)(5)(10)                                                  Floater
 Class I-A-5    81,235,000    Aaa / AAA      10.95%     Floating (3)(5)    3.12        1-100      4/25/37       Level 2 Sr. Support
                                                                                                                      Floater
 Class I-X-1   Notional (6)   Aaa / AAA        NA          Fixed (6)        NA         NA         4/25/37      Senior Interest Only
 Class I-X-2   Notional (6)   Aaa / AAA        NA          Fixed (6)        NA         NA         4/25/37      Senior Interest Only
 Class I-B-1    22,350,000    Aaa / AA+       8.50%     Floating (3)(7)    6.05       44-100      4/25/37       Subordinate Floater
 Class I-B-2    19,613,000     Aa1 / AA       6.35%     Floating (3)(7)    6.04       44-100      4/25/37       Subordinate Floater
 Class I-B-3     6,386,000    Aa1 / AA-       5.65%     Floating (3)(7)    6.04       44-100      4/25/37       Subordinate Floater
 Class I-B-4    11,403,000     Aa2 / A+       4.40%     Floating (3)(7)    6.03       44-100      4/25/37       Subordinate Floater
 Class I-B-5     5,473,000     Aa3 / A        3.80%     Floating (3)(7)    6.03       44-100      4/25/37       Subordinate Floater
 Class I-B-6     4,561,000     A1 / A-        3.30%     Floating (3)(7)    6.03       44-100      4/25/37       Subordinate Floater
 Class I-B-7     6,386,000     A3/ BBB+       2.60%     Floating (3)(7)    6.03       44-100      4/25/37       Subordinate Floater
 Class I-B-8     4,561,000    Baa2 / BBB      2.10%     Floating (3)(7)    5.98       44-100      4/25/37       Subordinate Floater
 Class I-B-9     5,017,000   Baa3 / BBB-      1.55%     Floating (3)(7)    5.78        44-93      4/25/37       Subordinate Floater

NOTES:

(1.) In the case of the Class A Certificates, the certificate sizes are approximate and subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.

(2.) Certificates are priced to the 10% optional clean-up call and based on the pricing prepayment speed described herein.

(3.) The Class I-A and Class I-B Certificates (the "Adjustable Rate
     Certificates") will settle flat and accrue interest on an actual/360 basis.

(4.) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 1.55% as of the Cut-Off Date.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 5)
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(5.) The Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3, Class
     I-A-4A, Class I-A-4B and Class I-A-5 Certificates will be a floating rate based on One-Month LIBOR plus 0.100%, 0.170%,. 0.210%, 0.250%, 0.240% and
     0.300%, subject to the Net Rate Cap (as described herein). On the first distribution date after the Optional Termination Date, such class' margin will be increased to 2 times the original margin on such certificate.

(6.) The Class I-X-2 Certificates have a notional amount equal to the aggregate outstanding principal balance of the group I mortgage loans generally having "hard" prepayment charges for a term of three years from origination. Class I-X-1 Certificates have a notional amount equal to the aggregate outstanding principal balance of the group I mortgage loans having all other prepayment charges. The Pass-Through Rate for the Class I-X-1 Certificates will be a fixed rate of 0.080% per annum. The Pass-Through rate for the Class I-X-2 Certificates will be a fixed rate of 0.500% per annum. The Class I-X Certificates will bear interest on a 30/360 basis and will settle with accrued interest.

(7.) The Pass-Through Rate for the Class B-1, Class B-2, Class B-3, Class B-4,
     Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates (collectively, the "Class I-B Certificates" or the "Subordinate Certificates") will be a floating rate based on One-Month LIBOR plus 0.430%, 0.450%, 0.550%, 0.900%, 1.000%, 1.200%, 2.000%, 2.100% and 2.100%,
     respectively, subject to the Net Rate Cap. On the first distribution date after the Optional Termination Call Date, each such class' margin will be increased to 1.5 times the original margin on such certificate.

(8.) The legal final maturity date will be the Distribution Date in April 2037, despite some loans in the trust having a remaining maturity of greater than 360 months. This will be accomplished by trapping residual cashflow into a reserve fund to the extent that there would be enough in the reserve fund to retire any certificates remaining outstanding.

(9.) As further described herein, the Class I-A-2 and Class I-A-3 Certificates will benefit from the Cap Corridor Agreement.

(10.) As further described herein, the Class I-A-4B Certificates will benefit from a Net Deferred Swap whereby the provider of the swap will cover any Net Deferred Interest that would otherwise be allocable to such class.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 6)
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
COLLATERAL SUMMARY: GROUP I
---------------------------

                                                                                              MINIMUM               MAXIMUM
                                                                                              -------               -------
Scheduled Principal Balance                      $912,236,026                                 $50,207            $2,783,611
Average Scheduled Principal Balance                  $398,356
Number of Mortgage Loans                                2,290

Weighted Average Gross Coupon                          4.797%                                  1.000%               10.500%
Weighted Average FICO Score                               711                                       0                   820
Weighted Average Original LTV                          74.74%                                  14.94%                95.00%

Weighted Average Original Term                            390                                     360                   480
Weighted Average Stated Remaining Term                    389                                     335                   480
Weighted Average Seasoning                                  1                                       0                    25

Weighted Average Gross Margin                          3.383%                                  1.125%                5.475%
Weighted Average Minimum Interest Rate                 3.383%                                  1.125%                5.475%
Weighted Average Maximum Interest Rate                 9.990%                                  9.450%               13.075%


Weighted Average Months to Roll                             1                                       1                     4

Latest Maturity Date                                 5/1/2047
Maximum Zip Code Concentration                  (33009) 0.73%         Full/Alternative                               10.61%
                                                                      No Income/No Asset                              0.03%
                                                                      No Ratio                                        0.28%
ARM                                                      100%         Stated Income                                  78.15%
                                                                      Stated/Stated                                  10.93%
MTA Neg Am                                               100%

                                                                      Cash Out Refinance                             46.07%
                                                                      Purchase                                       25.40%
                                                                      Rate/Term Refinance                            28.53%
First Lien                                               100%
                                                                      2-4 Family                                      7.25%
                                                                      CO-OP                                           0.15%
12MPP      Hard                                        38.36%         Condominium                                    12.33%
12MPP      Soft/Unk                                     0.02%         PUD                                            14.24%
36MPP      Hard                                        39.44%         Single Family                                  66.03%
36MPP      Soft/Unk                                     0.25%
No PP      NoPP                                        21.93%         Investor                                        9.59%
                                                                      Owner Occupied                                 82.37%
                                                                      Second Home                                     8.04%

                                                                      Top 5 States:
                                                                      California                                     48.21%
                                                                      Florida                                        15.69%
                                                                      Illinois                                        4.04%
                                                                      Arizona                                         3.27%
                                                                      New Jersey                                      3.21%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 7)
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DESCRIPTION OF THE COLLATERAL:

As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans described herein will be approximately $912 million and includes information pertaining to subsequent mortgage loans identified and expected to be transferred into the trust no later than July 30, 2007. The subsequent mortgage loans are expected to be approximately 25% of the collateral balance. The Mortgage Loans will include initial and subsequent mortgage loans. The initial mortgage loans will be the mortgage loans deposited into the trust on the closing date and the subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described herein.

The collateral information set forth in this term sheet represents a statistical sample of the total pool.

The mortgage loans are indexed to the One Year MTA. The mortgage loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the related mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110% or 115%, as specified in the related note, of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

     >> Approximately 21.93% of the mortgage loans have no prepayment penalties for full or partial prepayments; approximately 0.27% of the mortgage loans have "soft" prepayment penalties for full or partial prepayments, where the penalty is not enforced if the borrower has sold the underlying property; and approximately 77.80% have "hard" prepayment penalties where generally, the Servicer cannot waive the prepayment penalty, unless, in each case, enforcement would violate applicable state laws or as otherwise specifically set forth in the Pooling and Servicing Agreement.

     >> Approximately 10.01% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac). Approximately 89.08% of the mortgage loans were originated based on the stated income of the borrower.

     >> The two states with the largest concentrations are California (48.21%) and Florida (15.69%).

     >>   The non-zero weighted average FICO score is 711.

     >> The weighted average LTV is 74.74%. The weighted average CLTV including subordinate financing at the time of origination is 78.79%.

     >> Approximately 0.00% of the mortgage loans have LTVs greater than 80% and no primary mortgage insurance.

NOTE: the information related to the mortgage loans described herein reflects information as of the April 1, 2007. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO AN INCREASE OR DECREASE OF UP TO 5% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.


          LOAN           % OF       GROSS      NET       WAM      GROSS       NET     MAX     MOS TO
      DESCRIPTION        POOL       WAC %     WAC %               MARGIN %  MARGIN %   RATE %   ROLL
GR1. NOPP                21.93     4.650     4.247       374     3.479      3.077   9.979        2
GR2. 1YR/Other           38.63     6.375     5.964       403     3.362      2.951   9.988        1
GR3. 3YR HARD            39.44     5.932     5.536       384     3.350      2.953   9.990        1
TOTAL                   100.00     5.822     5.419       389     3.383      2.979   9.987        1

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 8)
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DEPOSITOR:                                 Structured Asset Mortgage Investments
                                           II Inc.

SERVICERS:                                 The servicer of the group 1 mortgage
                                           loans is 100% Countrywide.

ORIGINATOR:                                The originator of the group 1
                                           mortgage loans is 100% Countrywide.

MASTER SERVICER:                           Wells Fargo Bank, National
                                           Association.

TRUSTEE:                                   Citibank, N.A.

UNDERWRITER:                               Bear, Stearns & Co. Inc.

CUT-OFF DATE:                              April 1, 2007.

CLOSING DATE:                              April 30, 2007.

RATING AGENCIES:                           The  certificates  will be rated by
                                           Standard & Poor's  ("S&P") and
                                           Moody's Investors Service
                                           ("Moody's").

NET DEFERRED SWAP:                         On the Closing Date, the Trustee
                                           will enter into a Swap with the Net
                                           Deferred Swap Counterparty relating
                                           to the Class I-A-4B Certificates. On
                                           each Distribution Date, in the event
                                           that Net Deferred Interest would
                                           otherwise be allocable to the Class
                                           I-A-4B the Net Deferred Swap
                                           Counterparty will make a payment to
                                           the Trustee in the amount of such
                                           Net Deferred Interest to be
                                           allocated to the Class I-A-4B.

LEGAL STRUCTURE:                           The Trust will be established as one
                                           or more REMICs for federal income tax
                                           purposes.

OPTIONAL TERMINATION:                      The Depositor, or its designee, may
                                           repurchase from the trust all of the
                                           mortgage loans at par plus accrued
                                           interest when the aggregate
                                           principal balance of the mortgage
                                           loans is reduced to 10% of the
                                           aggregate principal balance of the
                                           mortgage loans as of the Cut-Off
                                           Date.

DISTRIBUTION DATE:                         The 25th of each month (or next
                                           business day), commencing May, 2007.

OFFERED CERTIFICATES:                      The Class I-A-1, Class
                                           I-A-2, Class I-A-3, Class I-A-4A,
                                           Class I-A-4B, Class I-A-5, Class I-X,
                                           Class I-B-1, Class I-B-2, Class
                                           I-B-3, Class I-B-4, Class I-B-5,
                                           Class I-B-6, Class I-B-7, Class I-B-8
                                           and Class I-B-9 Certificates.

NON-OFFERED CERTIFICATES:                  The Class I-R and Class I-B-IO
                                           Certificates will not be publicly
                                           offered.

CLASS I-A CERTIFICATES:                    The Class I-A-1, Class I-A-2, Class
                                           I-A-3, Class I-A-4A, Class I-A-4B
                                           and Class I-A-5 Certificates.

CLASS I-X CERTIFICATES:                    The Class I-X-1 Certificates and the
                                           Class I-X-2 Certificates.

ADJUSTABLE RATE CERTIFICATES:              The Class I-A-1, Class I-A-2, Class
                                           I-A-3, Class I-A-4A, Class I-A-4B,
                                           Class I-A-5, Class I-B-1, Class
                                           I-B-2, Class I-B-3, Class I-B-4,
                                           Class I-B-5, Class I-B-6, Class
                                           I-B-7, Class I-B-8 and Class I-B-9
                                           Certificates.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 9)
--------------------------------------------------------------------------------

SENIOR ADJUSTABLE RATE CERTIFICATES:       Class I-A-1, Class I-A-2,
                                           Class I-A-3, Class I-A-4A, Class
                                           I-A-4B and Class I-A-5 Certificates.

REMITTANCE TYPE:                           Scheduled/Scheduled

REGISTRATION:                              The Offered Certificates will be in
                                           Book-entry form through DTC,
                                           Clearstream and Euroclear.

ERISA CONSIDERATIONS:                      The Underwriter's Exemption is
                                           expected to be available for the
                                           Class A Certificates. A fiduciary of
                                           any benefit plan should very
                                           carefully review with its legal
                                           advisors whether the purchase or
                                           holding of any Certificates to a
                                           transaction prohibited or not
                                           otherwise permissible under ERISA.

SMMEA ELIGIBILITY:                         The Offered Certificates, other than
                                           the Class I-B-4, Class I-B-5, Class
                                           I-B-6, Class I-B-7, Class I-B-8 and
                                           Class I-B-9 Certificates, are
                                           expected to constitute "mortgage
                                           related securities" for purposes of
                                           SMMEA.

DENOMINATIONS:                             The Offered Certificates are issuable
                                           in minimum denominations of an
                                           original amount of $25,000 and
                                           multiples of $1,000 in excess
                                           thereof.

DETERMINATION DATE:                        With respect to any Distribution Date
                                           and the mortgage loans, the 15th day
                                           of the calendar month in which such
                                           Distribution Date occurs or, if such
                                           day is not a business day, the
                                           business day immediately preceding
                                           such 15th day.

LIBOR DETERMINATION DATE:                  With respect to each class of
                                           Adjustable Rate Certificates and any
                                           Distribution Date, the second LIBOR
                                           Business Day preceding the
                                           commencement of the related Interest
                                           Accrual Period. LIBOR Business Day
                                           means a day on which banks are open
                                           for dealing in foreign currency and
                                           exchange in London and New York City.

INTEREST ACCRUAL PERIOD:                   For each class of Adjustable Rate
                                           Certificates and any Distribution
                                           Date, the Interest Accrual Period is
                                           the period commencing on the
                                           Distribution Date of the month
                                           immediately preceding the month in
                                           which such Distribution Date occurs
                                           or, in the case of the first period,
                                           commencing on the Closing Date, and
                                           ending on the day preceding such
                                           Distribution Date. All distributions
                                           of interest on the Adjustable Rate
                                           Certificates will be based on a
                                           360-day year and the actual number of
                                           days in the applicable Interest
                                           Accrual Period. The Adjustable Rate
                                           Certificates will initially settle
                                           flat (no accrued interest).

                                           For the Class I-X Certificates, the
                                           Interest Accrual Period is prior
                                           calendar month immediately preceding
                                           the month in which such Distribution
                                           Dates occurs. All distributions of
                                           interest on the Class I-X
                                           Certificates will be based on a
                                           30/360 basis. The Class I-X
                                           Certificates will settle with accrued
                                           interest.

PREPAYMENT PERIOD:                         The Prepayment  Period with respect
                                           to any Distribution Date is the
                                           agreed upon time period with respect
                                           to each underlying servicer.

SERVICING FEE:                             With respect to each mortgage loan,
                                           a fee that accrues at the Servicing
                                           Fee Rate on the same principal
                                           balance on which the interest on the
                                           mortgage loan accrues for the
                                           calendar month. The Servicing Fee
                                           Rate for each mortgage loans is
                                           0.375% per annum.



                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 10)
--------------------------------------------------------------------------------

ADVANCING OBLIGATION:                      The Servicer will make cash advances
                                           with respect to delinquent payments
                                           of scheduled interest and principal
                                           on the mortgage loans (to the extent
                                           of the minimum payment due thereon),
                                           in general, to the extent that the
                                           Servicer reasonably believes that
                                           such cash advances can be repaid from
                                           future payments on the related
                                           mortgage loans. If the Servicer fails
                                           to make any required advances, the
                                           Master Servicer may be obligated to
                                           do so, as described in the prospectus
                                           supplement. These cash advances are
                                           only intended to maintain a regular
                                           flow of scheduled interest and
                                           principal payments on the
                                           certificates and are not intended to
                                           guarantee or insure against losses.

COMPENSATING INTEREST:                     The Servicer is required to pay
                                           Compensating Interest up to the
                                           amount of the Servicing Fee to cover
                                           prepayment interest shortfalls
                                           ("Prepayment Interest Shortfalls")
                                           due to partial and/or full
                                           prepayments on the mortgage loans.

STEP-UP COUPON:                            If the Optional Termination s not
                                           exercised on the first Distribution
                                           Date following the Distribution Date
                                           on which it could have been
                                           exercised, the margin on the Senior
                                           Adjustable Rate Certificates will
                                           increase to 2.0 times their related
                                           initial margins and the margins on
                                           each of the Class I-B Certificates
                                           will increase to 1.5 times their
                                           related initial margins.

CREDIT ENHANCEMENT:                        1. Excess Spread
                                           2. Overcollateralization
                                           3. Subordination
                                           4. Corridor Cap Agreement (for the
                                              Class I-A-2 and Class I-A-3
                                              Certificates)

DUE PERIOD:                                With respect to any Distribution
                                           Date, the period commencing on the
                                           second business day of the month
                                           immediately preceding the month in
                                           which such Distribution Date occurs
                                           and ending on the first day of the
                                           month in which such Distribution Date
                                           occurs.

INTEREST REMITTANCE AMOUNT:                With respect to any Distribution Date
                                           and any loan group, that portion of
                                           the available distribution amount for
                                           that Distribution Date that
                                           represents interest received or
                                           advanced on the mortgage loans,
                                           including amounts received from the
                                           interest coverage account relating to
                                           the pre-funding feature (net of
                                           aggregate Servicing Fee).

OVERCOLLATERALIZATION AMOUNT:              The Overcollateralization  Amount
                                           with respect to any Distribution Date
                                           is the excess, if any, of (i) the
                                           aggregate principal balance of the
                                           mortgage loans as of the last day of
                                           the related Due Period (after giving
                                           effect to scheduled payments of
                                           principal due during the related Due
                                           Period, to the extent received or
                                           advanced, and unscheduled collections
                                           of principal received during the
                                           related Prepayment Period, and after
                                           reduction for Realized Losses
                                           incurred during the related Due
                                           Period) , plus amounts on deposit in
                                           the pre-funding account over (ii) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-A Certificates
                                           and Class I-B Certificates, after
                                           taking into account the distributions
                                           of principal to be made on such
                                           Distribution Date.





                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 11)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION                      With respect to any Distribution
TARGET AMOUNT:                             Date, (i) prior to the Stepdown Date,
                                           an amount equal to approximately
                                           1.550% of the aggregate principal
                                           balance of the mortgage loans as of
                                           the Cut-off Date, (ii) on or after
                                           the Stepdown Date provided a Trigger
                                           Event is not in effect, the greater
                                           of (x) (1) prior to the Distribution
                                           Date in April 2013, 3.875% of the
                                           then current aggregate outstanding
                                           principal balance of the mortgage
                                           loans as of the last day of the
                                           related Due Period (after giving
                                           effect to scheduled payments of
                                           principal due during the related Due
                                           Period, to the extent received or
                                           advanced, and unscheduled collections
                                           of principal received during the
                                           related Prepayment Period, and after
                                           reduction for Realized Losses
                                           incurred during the related Due
                                           Period) and (2) on or after the
                                           Distribution Date in April 2013,
                                           3.100% of the then current aggregate
                                           outstanding principal balance of the
                                           mortgage loans as of the last day of
                                           the related Due Period (after giving
                                           effect to scheduled payments of
                                           principal due during the related Due
                                           Period, to the extent received or
                                           advanced, and unscheduled collections
                                           of principal received during the
                                           related Prepayment Period, and after
                                           reduction for Realized Losses
                                           incurred during the related Due
                                           Period) and (y) 0.50% of the
                                           aggregate principal balance of the
                                           mortgage loans as of the Cut-Off Date
                                           (approximately $4,551,180), plus
                                           amounts on deposit in the pre-funding
                                           account or (iii) on or after the
                                           Stepdown Date and if a Trigger Event
                                           is in effect, the
                                           Overcollateralization Target Amount
                                           for the immediately preceding
                                           Distribution Date. The
                                           Overcollateralization Target Amount
                                           for the Offered Certificates is
                                           expected to be fully funded on the
                                           Closing Date.

OVERCOLLATERALIZATION                      With respect to any Distribution
INCREASE AMOUNT:                           Date, an amount equal to the lesser
                                           of (i) available excess cashflow from
                                           the mortgage loans available for
                                           payment of Overcollateralization
                                           Increase Amount and (ii) the excess,
                                           if any, of (x) the
                                           Overcollateralization Target Amount
                                           for that Distribution Date over (y)
                                           the Overcollateralization Amount for
                                           such Distribution Date.

OVERCOLLATERALIZATION                      With respect to any Distribution Date
RELEASE AMOUNT:                            for which the Excess
                                           Overcollateralization Amount is, or
                                           would be, after taking into account
                                           all other distributions to be made on
                                           that Distribution Date, greater than
                                           zero, an amount equal to the lesser
                                           of (i) the Excess
                                           Overcollateralization Amount for that
                                           Distribution Date and (ii) principal
                                           collected on the mortgage loans for
                                           that Distribution Date.

EXCESS OVERCOLLATERALIZATION               With respect to any Distribution
AMOUNT:                                    Date, the excess, if any, of the
                                           Overcollateralization Amount over the
                                           Overcollateralization Target Amount.

STEPDOWN DATE:                             The earlier to occur of (i) the
                                           Distribution Date on which the
                                           aggregate Certificate Principal
                                           Balance of the Class A Certificates
                                           have been reduced to zero and (ii)
                                           the later to occur of (x) the
                                           Distribution Date occurring in
                                           January 2009 and (y) the first
                                           Distribution Date for which the
                                           aggregate Certificate Principal
                                           Balance of the Subordinate
                                           Certificates plus the related
                                           Overcollateralization Amount divided
                                           by the aggregate Outstanding
                                           Principal Balance of the mortgage
                                           loans, plus amounts on deposit in the
                                           pre-funding account, is greater than
                                           or equal (i) prior to the
                                           Distribution Date in April2013,
                                           27.375% and (ii) on or after the
                                           Distribution Date in April 2013,
                                           21.900%.



CREDIT ENHANCEMENT PERCENTAGE:             The Credit Enhancement Percentage for
                                           any Distribution Date is the
                                           percentage obtained by dividing (x)
                                           the aggregate Certificate Principal
                                           Balance of the Subordinate
                                           Certificates (including the
                                           Overcollateralization Amount) thereto
                                           by (y) the aggregate principal
                                           balance of the mortgage loans,
                                           calculated after taking into account
                                           distributions of principal on the
                                           mortgage loans and distribution of
                                           the Principal Distribution Amounts to
                                           the holders of the certificates then
                                           entitled to distributions of
                                           principal on such Distribution Date.



                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 12)
--------------------------------------------------------------------------------


 TRIGGER EVENT:                            If either the Delinquency Test or the
                                           Cumulative Loss Test is violated.

 DELINQUENCY TEST:                         The Delinquency Test is violated with
                                           respect to any Distribution Date on
                                           or after the Stepdown Date if: (i)
                                           the three month rolling average of
                                           the sum of the Scheduled Principal
                                           Balances of the mortgage loans that
                                           are 61 days or more delinquent or are
                                           in bankruptcy or foreclosure or are
                                           REO properties as a percentage of the
                                           Scheduled Principal Balances of all
                                           of the mortgage loans, plus amounts
                                           on deposit in the pre-funding
                                           account, as of the last day of the
                                           related due period, exceeds (ii)
                                           prior to the distribution date in May
                                           2013, 25.50% of the Credit
                                           Enhancement Percentage and on or
                                           after the distribution date in May
                                           2013, 31.75%, of the Credit
                                           Enhancement Percentage.


CUMULATIVE LOSS TEST:                      The Cumulative Loss Test is violated
                                           on any Distribution Date if the
                                           aggregate amount of Realized Losses
                                           incurred since the Cut-off Date
                                           through the last day of the related
                                           Due Period divided by the aggregate
                                           principal balance of the Mortgage
                                           Loans, plus amounts on deposit in the
                                           pre-funding account, as of the
                                           Cut-off Date exceeds the applicable
                                           percentages set forth below with
                                           respect to such Distribution Date:

                                           DISTRIBUTION DATE OCCURRING IN       PERCENTAGE
                                           May 2010 through April 2010           0.45%
                                           May 2011 through April 2011           0.85%
                                           May 2012 through April 2012           1.20%
                                           May 2013 through April 2013           1.65%
                                           May 2014 and thereafter               1.80%

REALIZED LOSSES:                           Any Realized Losses on the mortgage
                                           loans will be allocated on any
                                           Distribution Date, first, to Net
                                           Monthly Excess Cashflow, second, in
                                           reduction of the related
                                           Overcollateralization Amount, third,
                                           to the Class I-B-9 Certificates until
                                           their Certificate Principal Balance
                                           is reduced to zero, fourth, to the
                                           Class I-B-8 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, fifth, to the Class
                                           I-B-7 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, sixth, to the Class
                                           I-B-6 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, seventh, to the
                                           Class I-B-5 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, eighth, to the Class
                                           I-B-4 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, ninth, to the Class
                                           I-B-3 Certificates until their
                                           Certificate Principal Balance is
                                           reduced to zero, tenth, to the Class
                                           I-B-2 Certificates until their
                                           Certificate Principal Balance is
                                           reduced until zero and then to the
                                           Class I-B-1 Certificates until their
                                           Certificate Principal Balance is
                                           reduced until zero, then to the Class
                                           I-A-5 Certificates until their
                                           Certificate Principal Balance is
                                           reduced until zero, then to the Class
                                           I-A-4A Certificates and Class I-A-4B
                                           Certificates, pro rata, until their
                                           Certificate Principal Balance is
                                           reduced until zero and then to the
                                           Class I-A-1, Class I-A-2 and Class
                                           I-A-3 Certificates, pro rata, until
                                           their Certificate Principal Balance
                                           is reduced to zero.

                                           Once Realized Losses have been
                                           allocated to the Class I-A or the
                                           Subordinate Certificates, such
                                           amounts with respect to such
                                           certificates will no longer accrue
                                           interest; however, such amounts may
                                           be paid thereafter to the extent of
                                           funds available from Net Monthly
                                           Excess Cashflow.

AVAILABLE FUNDS:                           For any Distribution Date, the sum of
                                           (a) the Interest Remittance Amount
                                           and (b) the Principal Distribution
                                           Amount.




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 13)
--------------------------------------------------------------------------------

NET RATE CAP:                              With respect to any Adjustable Rate
                                           Certificates, the excess of (1) the
                                           lesser of (i) the weighted average
                                           Net Rate on the related mortgage
                                           loans as of the Due Date prior to the
                                           calendar month (after giving effect
                                           to principal prepayments received in
                                           the Prepayment Period related to the
                                           prior Due Date) and (ii) the Adjusted
                                           Rate Cap over (2) the aggregate of
                                           (a) 0.080% multiplied by the
                                           aggregate current principal balance
                                           of the loans with 1 Year Hard
                                           Prepayment Penalties and (b) 0.500%
                                           multiplied by the aggregate current
                                           principal balance of the loans with 3
                                           Year Hard Prepayment Penalties
                                           divided by the aggregate current
                                           principal balance of all the mortgage
                                           loans and adjusted to an actual/360
                                           basis.

ADJUSTED RATE CAP:                         With respect and Distribution Date
                                           and the related Due Period, the sum
                                           of (i) the Scheduled Monthly Payments
                                           owed on the related mortgage loans
                                           for such Due Period (ii) (a) the
                                           Actual Monthly Payments received in
                                           excess of the Scheduled Monthly
                                           Payments, expressed as a per annum
                                           rate on the stated principal balance
                                           of the mortgage loans for such Due
                                           Period, minus (b) the aggregate of
                                           (x) 0.080% multiplied by the
                                           aggregate current principal balance
                                           of the loans with 1 Year Hard
                                           Prepayment Penalties and (y) 0.500%
                                           multiplied by the aggregate current
                                           principal balance of the loans with 3
                                           Year Hard Prepayment Penalties
                                           divided by the aggregate current
                                           principal balance of all the mortgage
                                           loans.

CERTIFICATE PRINCIPAL BALANCE:             With respect to any Certificate as of
                                           any distribution date will equal such
                                           Certificate's initial principal
                                           amount on the Closing Date, plus any
                                           related Net Deferred Interest
                                           allocated thereto on such
                                           distribution date (other than with
                                           respect to the Class I-A-4B
                                           Certificates) and on any previous
                                           distribution date on account of any
                                           negative amortization on the mortgage
                                           loans, plus any Subsequent Recoveries
                                           added to the Certificate Principal
                                           Balance of such Certificate, and as
                                           reduced by (1) all amounts allocable
                                           to principal previously distributed
                                           with respect to such Certificate, and
                                           (2) any Applied Realized Loss Amounts
                                           allocated to such class on previous
                                           distribution dates.

NET DEFERRED INTEREST:                     With respect to any Certificate
                                           (other than the Class I-A-4B
                                           Certificates) as of any distribution
                                           date will be an amount equal to the
                                           product of (1) the difference, if any
                                           between (a) the lesser of (i) the
                                           related Pass-Through Rate for such
                                           Class, without regard to the Net Rate
                                           Cap on such distribution date and
                                           (ii) the weighted average of the Net
                                           Rate on the mortgage loans and (b)
                                           the Adjusted Rate Cap for such
                                           distribution date, (2) the
                                           Certificate Principal Balance of the
                                           Certificate immediately prior to such
                                           distribution date, and (3) the actual
                                           number of days in such Interest
                                           Accrual Period divided by 360.

PASS-THROUGH RATES:                        With respect to the Adjustable Rate
                                           Certificates and any Distribution
                                           Date, the Pass-Through Rate will be
                                           the lesser of (x) the London
                                           interbank offered rate for one month
                                           United States dollar deposits, which
                                           we refer to as One-Month LIBOR plus
                                           the related Margin, and (y) the
                                           applicable Net Rate Cap, adjusted to
                                           an effective rate reflecting the
                                           accrual of interest on an actual/360
                                           basis and (z) Adjusted Rate Cap on an
                                           actual/360 basis.

INTEREST CARRY FORWARD AMOUNT:             As of any Distribution Date,
                                           generally equal to the sum of (i) the
                                           excess of (a) the Current Interest
                                           for such Class with respect to prior
                                           Distribution Dates over (b) the
                                           amount actually distributed to such
                                           Class of Certificates with respect to
                                           interest on or after such prior
                                           Distribution Dates and (ii) interest
                                           thereon at the applicable
                                           pass-through rate.






                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 14)
--------------------------------------------------------------------------------

INTEREST DISTRIBUTION AMOUNT:              The Interest Distribution Amount for
                                           the Offered Certificates of any class
                                           on any Distribution Date is equal to
                                           interest accrued during the related
                                           Interest Accrual Period on the
                                           Certificate Principal Balance of that
                                           class immediately prior to the
                                           Distribution Date at the Pass-Through
                                           Rate for that class, in each case,
                                           reduced by any Prepayment Interest
                                           Shortfalls to the extent not covered
                                           by Compensating Interest and any
                                           shortfalls resulting from the
                                           application of the Relief Act.

SENIOR INTEREST DISTRIBUTION               The Senior Interest Distribution
AMOUNT:                                    Amount for any Distribution Date and
                                           the Class A Certificates is equal to
                                           the Interest Distribution Amount for
                                           such Distribution Date for the
                                           related Class A Certificates and the
                                           Interest Carry Forward Amount, if
                                           any, for that Distribution Date for
                                           the Class A Certificates.

BASIS RISK SHORTFALL CARRYOVER             With respect to any Distribution
AMOUNT:                                    Date, and the Adjustable Rate
                                           Certificates, the excess of (i) the
                                           amount of interest such class would
                                           have accrued on such Distribution
                                           Date had the applicable Pass-Through
                                           Rate not been subject to the related
                                           Net Rate Cap, over (ii) the amount of
                                           interest such class of Certificates
                                           received on such Distribution Date if
                                           the Pass-Through Rate is limited to
                                           the related Net Rate Cap, together
                                           with the unpaid portion of any such
                                           amounts from prior Distribution Dates
                                           (and accrued interest thereon at the
                                           then applicable Pass-Through Rate,
                                           without giving effect to the related
                                           Net Rate Cap). The ratings on each
                                           class of certificates do not address
                                           the likelihood of the payment of any
                                           Basis Risk Shortfall Carryover
                                           Amount.

BASIS RISK SHORTFALL:                      Because each mortgage loan has a
                                           mortgage rate that is adjustable, and
                                           will adjust based on One-Year MTA
                                           after an initial fixed-rate period of
                                           one or three months following the
                                           date of origination, and the
                                           Pass-Through Rates on the Offered
                                           Certificates are based on One-Month
                                           LIBOR, the application of the Net
                                           Rate Cap could result in shortfalls
                                           of interest otherwise payable on
                                           those certificates in certain periods
                                           (such shortfalls, "Basis Risk
                                           Shortfalls"). If Basis Risk
                                           Shortfalls occur, then in the case of
                                           the Adjustable Rate Certificates,
                                           they will be carried forward as Basis
                                           Risk Shortfall Carryover Amounts and
                                           paid from Net Monthly Excess Cashflow
                                           to the extent available on a
                                           subordinated basis on the same
                                           Distribution Date or in any
                                           subsequent Distribution Date.

PRE-FUNDING AMOUNT:                        The amount deposited by the depositor
                                           in the Pre-Funding Account on the
                                           Closing Date for the subsequent
                                           mortgage loans, which is
                                           approximately $185,555,855.

PRE-FUNDING PERIOD:                        The period from the Closing Date up
                                           to and including July 15, 2007, in
                                           which the seller may purchase
                                           subsequent mortgage loans for
                                           inclusion in the trust with amounts
                                           in the Pre-Funding Account.






                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 15)
-------------------------------------------------------------------------------------------------------------------------------

AVAILABLE FUNDS PRIORITY:        On each Distribution Date, the Available Funds will be distributed in the following order of priority:

                                       1.   Concurrently, to the holders of the Class I-A and Class I-X
                                            Certificates, pro rata, based on the amount of interest
                                            payable to such classes of certificates, the Senior Interest
                                            Distribution Amount allocable to such certificates;

                                       2.   Sequentially, to the holders of the Class I-B Certificates, the Interest Distribution Amount for such certificates;

                                       3.   (A) For each Distribution Date (a) prior to the Stepdown
                                            Date or (b) on which a Trigger Event is in effect, an amount up to the Principal Distribution Amounts for such
                                            Distribution Date shall be distributed as follows

                                            (i)  Concurrently, a) to the Class I-A-1, Class I-A-2 and Class
                                                 I-A-3 Certificates, sequentially, in that order and b) to
                                                 the Class I-A-4A, Class I-A-4B and Class I-A-5 Certificates,
                                                 pro rata, until the Certificate Principal Balance of each
                                                 such class has been reduced to zero;

                                            (ii) Sequentially, to the Class I-B Certificates, until their respective Certificate Principal Balance has been reduced to zero; and

                                            (B) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, sequentially:

                                            (i)  In an amount up to the Senior Principal Distribution Amount, concurrently, a) to the Class I-A-1, Class I-A-2 and Class I-A-3
                                                 Certificates, sequentially, in that order and b) to the Class
                                                 I-A-4A, Class I-A-4B and Class I-A-5 Certificates, pro rata, based on their respective Certificate Principal Balance
                                                 immediately prior to such Distribution Date, until their
                                                 respective Certificate Principal Balance has been reduced to zero; and

                                            (ii) Sequentially to the Class I-B Certificates, in each case in an amount up to the applicable Class Principal Distribution Amount for each such Class, until their respective Certificate Principal
                                                 Balance has been reduced to zero;

                                       4.   Concurrently, to the Class I-A Certificates, sequentially, based on the Realized Loss amounts allocated to such class;

                                       5.   Sequentially, to the Class I-B Certificates, in that order, in each case in an amount equal to any Realized Loss amounts
                                            allocated to such class;

                                       6.   To the holders of the Class I-A and Class I-B Certificates, in an amount equal to such certificates' allocated share of any
                                            Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act, in each case, without interest accrued thereon; and

                                       7.   To the holders of the Class I-B-IO Certificates, as provided in the pooling and servicing agreement.






                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 16)
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION                     The Principal Distribution Amount for
AMOUNT:                                    any Distribution Date will be the sum
                                           of (i) the principal portion of all
                                           scheduled monthly payments on the
                                           mortgage loans due during the related
                                           Due Period, whether or not received
                                           on or prior to the related
                                           Determination Date; (ii) the
                                           principal portion of all proceeds
                                           received in respect of the repurchase
                                           of a mortgage loan (or, in the case
                                           of a substitution, certain amounts
                                           representing a principal adjustment)
                                           as required by the Pooling and
                                           Servicing Agreement during the
                                           related Prepayment Period; (iii) the
                                           principal portion of all other
                                           unscheduled collections, including
                                           insurance proceeds, liquidation
                                           proceeds and all full and partial
                                           principal prepayments, received
                                           during the related Prepayment Period,
                                           to the extent applied as recoveries
                                           of principal on the Mortgage Loans,
                                           (iv) a percentage of the amount of
                                           any Overcollateralization Increase
                                           Amount for such Distribution Date,
                                           and (v) amounts transferred from the
                                           Pre-Funding Account following the end
                                           of the pre-funding period MINUS (vi)
                                           a percentage of the amount of any
                                           Overcollateralization Release Amount
                                           for such Distribution Date allocated
                                           to the Principal Distribution Amount
                                           based on the amount of principal for
                                           such Distribution Date.

CLASS I-A PRINCIPAL DISTRIBUTION           For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the aggregate Certificate Principal
                                           Balance of the Class I-A Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate scheduled principal balance
                                           of the mortgage loans as of the last
                                           day of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the
                                           aggregate scheduled principal balance
                                           of the mortgage loans as of the last
                                           day of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 27.375% and (ii) on or
                                           after the distribution date in April
                                           2013, 21.900% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.

CLASS I-B-1 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-1 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date) and (2) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 21.250% and (ii) on or
                                           after the distribution date in April
                                           2013, 17.000% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.







                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 17)
--------------------------------------------------------------------------------

CLASS I-B-2 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-2 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) and (3)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 15.875% and (ii) on or
                                           after the distribution date in April
                                           2013, 12.700% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.


CLASS I-B-3 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-3 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date), (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date) and (4)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 14.125% and (ii) on or
                                           after the distribution date in April
                                           2013, 11.300% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 18)
--------------------------------------------------------------------------------

CLASS I-B-4 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-4 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), and (5)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 11.000% and (ii) on or
                                           after the distribution date in April
                                           2013, 8.800% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.

CLASS I-B-5 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-5 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), (5) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-4
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-4 Principal Distribution Amounts
                                           for such Distribution Date) and (6)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 9.500% and (ii) on or
                                           after the distribution date in April
                                           2013, 7.600% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 19)
--------------------------------------------------------------------------------

CLASS I-B-6 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-6 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), (5) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-4
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-4 Principal Distribution Amounts
                                           for such Distribution Date), (6) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-5
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-5 Principal Distribution Amounts
                                           for such Distribution Date) and (6)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 8.250% and (ii) on or
                                           after the distribution date in April
                                           2013, 6.600 % and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.












                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 20)
--------------------------------------------------------------------------------

CLASS I-B-7 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-7 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), (5) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-4
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-4 Principal Distribution Amounts
                                           for such Distribution Date), (6) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-5
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-5 Principal Distribution Amounts
                                           for such Distribution Date), (7) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-6
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-6 Principal Distribution Amounts
                                           for such Distribution Date) and (8)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 6.500% and (ii) on or
                                           after the distribution date in April
                                           2013, 5.200 % and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.









                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 21)
--------------------------------------------------------------------------------

CLASS I-B-8 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-8 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), (5) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-4
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-4 Principal Distribution Amounts
                                           for such Distribution Date), (6) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-5
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-5 Principal Distribution Amounts
                                           for such Distribution Date), (7) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-6
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-6 Principal Distribution Amounts
                                           for such Distribution Date), (8) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-7
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-7 Principal Distribution Amounts
                                           for such Distribution Date) and (9)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 5.250% and (ii) on or
                                           after the distribution date in April
                                           2013, 4.200% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.









                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 22)
--------------------------------------------------------------------------------

CLASS I-B-9 PRINCIPAL DISTRIBUTION         For any Distribution Date on or after
AMOUNT:                                    the Stepdown Date on which a Trigger
                                           Event is not in effect, an amount
                                           equal to the excess (if any) of (x)
                                           the Certificate Principal Balance of
                                           the Class I-B-9 Certificates
                                           immediately prior to such
                                           Distribution Date over (y) the lesser
                                           of (I) the excess of (a) the
                                           aggregate stated principal balance of
                                           the mortgage loans as of the last day
                                           of the related due period (after
                                           reduction for Realized Losses
                                           incurred during the related
                                           Prepayment Period) over (b) the sum
                                           of (1) the aggregate Certificate
                                           Principal Balance of the Class I-A
                                           Certificates (after taking into
                                           account the payment of the Class I-A
                                           Principal Distribution Amounts for
                                           such Distribution Date), (2) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-1
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-1 Principal Distribution Amounts
                                           for such Distribution Date) (3) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-2
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-2 Principal Distribution Amounts
                                           for such Distribution Date), (4) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-3
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-3 Principal Distribution Amounts
                                           for such Distribution Date), (5) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-4
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-4 Principal Distribution Amounts
                                           for such Distribution Date), (6) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-5
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-5 Principal Distribution Amounts
                                           for such Distribution Date), (7) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-6
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-6 Principal Distribution Amounts
                                           for such Distribution Date), (8) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-7
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-7 Principal Distribution Amounts
                                           for such Distribution Date), (9) the
                                           aggregate Certificate Principal
                                           Balance of the Class I-B-7
                                           Certificates (after taking into
                                           account the payment of the Class
                                           I-B-7 Principal Distribution Amounts
                                           for such Distribution Date) and (10)
                                           the aggregate stated principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) multiplied by (i)
                                           prior to the distribution date in
                                           April 2013, 3.875% and (ii) on or
                                           after the distribution date in April
                                           2013, 3.100% and (II) the excess of
                                           (a) the aggregate scheduled principal
                                           balance of the mortgage loans as of
                                           the last day of the related due
                                           period (after reduction for Realized
                                           Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of
                                           the principal balance of the mortgage
                                           loans as of the Cut-Off Date.

CERTIFICATE PRINCIPAL BALANCE:             With respect to any Certificate as of
                                           any distribution date will equal such
                                           Certificate's initial principal
                                           amount on the Closing Date, plus any
                                           related Net Deferred Interest
                                           allocated thereto on such
                                           distribution date and on any previous
                                           distribution date on account of any
                                           negative amortization on the mortgage
                                           loans, plus any Subsequent Recoveries
                                           added to the Certificate Principal
                                           Balance of such Certificate, and as
                                           reduced by (1) all amounts allocable
                                           to principal previously distributed
                                           with respect to such Certificate, and
                                           (2) any Applied Realized Loss Amounts
                                           allocated to such class on previous
                                           distribution dates.

NET DEFERRED INTEREST:                     With respect to any Certificate as of
                                           any distribution date will be an
                                           amount equal to the product of (1)
                                           the difference, if any between (a)
                                           the lesser of (i) the related
                                           Pass-Through Rate for such Class,
                                           without regard to the Net Rate Cap on
                                           such distribution date and (ii) the
                                           weighted average of the Net Rate on
                                           the mortgage loans and (b) the
                                           Adjusted Rate Cap for such
                                           distribution date, (2) the
                                           Certificate Principal Balance of the
                                           Certificate immediately prior to such
                                           distribution date, and (3) the actual
                                           number of days in such Interest
                                           Accrual Period divided by 360.

YIELD MAINTENANCE PROVIDER:                An entity rated at least "AA-" or
                                           "Aa3" by S&P and/or Moody's (which
                                           may include an affiliate of the
                                           Depositor and/or Underwriter).




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 23)
--------------------------------------------------------------------------------

CORRIDOR CAP AGREEMENT:        The holders of the Class II-A-2 and Class II-A-3
                               Certificates, together, will benefit from interest rate cap payments from the Yield
                               Maintenance Provider pursuant to a cap agreement
                               (the "Cap Agreements") purchased with respect to such Certificates. The Cap Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the related Note Interest Rate on the related
                               Certificates and the Net Rate Cap with respect to the mortgage loans.

                               On each Distribution Date, payments under the Cap Agreements will be an amount equal to the product of (i) the excess of, the minimum of (1) the then current 1-Month LIBOR and (2) the related ceiling rate for such Distribution Date, over the strike rate, (ii) the lesser of (a) the Certificate Principal Balance of the respective class for such Distribution Date and (b) the related notional balance based on a certain prepayment speed (20% CPR) for such loans on such Distribution Date as set forth in Exhibit I, and
                               (iii) the actual number of days in the
                               corresponding accrual period divided by 360.

                               On each Distribution Date, amounts received under each Cap Agreement with respect to such Distribution Date will be allocated in the following order of priority:

                                  1.   first, to the holders of the related
                                       class of Certificates the payment of any Basis Risk Carryforward Amounts for such distribution date, to the extent not covered by Available Funds as described above on such distribution date.

                                  2.   second, from any remaining amounts, to
                                       the holders of the related class of
                                       Certificates the payment of any Interest
                                       Distribution Amount and Interest
                                       Carryforward Amount for such class to the extent not covered by Available Funds on such Distribution Date.

                                  3.   third, from any remaining amounts, to
                                       the holder of the Class II-B-IO
                                       Certificates.











                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 24)
--------------------------------------------------------------------------------

                               CDR Break Schedule
                               ------------------

   Class         Rating         CDR Break       Cum Loss         CE
   I-B-1         AA+/Aaa          17.65%         12.86%        8.50%
   I-B-2         AA/Aa1           14.16%         11.11%        6.35%
   I-B-3         AA-/Aa1          13.09%         10.52%        5.65%
   I-B-4         A+/Aa2           11.26%          9.43%        4.40%
   I-B-5          A/Aa3           10.42%          8.90%        3.80%
   I-B-6          A-/A1           9.74%           8.45%        3.30%
   I-B-7         BBB+/A3          8.84%           7.85%        2.60%
   I-B-8        BBB/Baa2          8.30%           7.46%        2.16%
   I-B-9        BBB-/Baa3         7.87%           7.15%        1.55%

    * Assumptions: First Principal Loss; Forward Rate; 25% CPR; 20% Severity












                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 25)
--------------------------------------------------------------------------------

                          AVAILABLE FUNDS CAP SCHEDULE
                          ----------------------------
                CLASS I-A-1 CLASS I-A-2    CLASS I-A-3A    CLASS I-A-4A     CLASS I-A-4B   CLASS I-A-5   CLASS I-B-1
DISTRIBUTION    EFFECTIVE    EFFECTIVE      EFFECTIVE       EFFECTIVE        EFFECTIVE      EFFECTIVE     EFFECTIVE
    DATE         COUPON       COUPON         COUPON          COUPON           COUPON         COUPON        COUPON
    ----         ------       ------         ------          ------           ------         ------        ------
  25-May-07       5.42          5.49           5.53             5.57            5.56           5.62          5.74
  25-Jun-07       8.19         11.35          11.35             8.19            8.19           8.19          8.07
  25-Jul-07       9.32         11.52          11.52             9.32            9.32           9.32          9.11
  25-Aug-07       9.29         11.62          11.62             9.28            9.28           9.28          9.05
  25-Sep-07       9.46         11.52          11.52             9.43            9.43           9.43          9.05
  25-Oct-07       9.84         11.50          11.50             9.78            9.78           9.78          9.35
  25-Nov-07       9.56         11.50          11.50             9.48            9.48           9.48          9.05
  25-Dec-07       9.92         11.50          11.50             9.81            9.81           9.81          9.35
  25-Jan-08       9.65         11.50          11.50             9.51            9.51           9.51          9.05
  25-Feb-08       9.71         11.50          11.50             9.53            9.53           9.53          9.05
  25-Mar-08      10.46         11.50          11.50            10.21           10.21          10.21          9.68
  25-Apr-08       9.87         11.50          11.50             9.57            9.57           9.57          9.05
  25-May-08      10.33         11.50          11.50             9.91            9.91           9.91          9.36
  25-Jun-08      10.16         11.50          11.50             9.62            9.62           9.62          9.05
  25-Jul-08      10.74         11.50          11.50             9.96            9.96           9.96          9.36
  25-Aug-08      10.76         11.50          11.50             9.67            9.67           9.67          9.05
  25-Sep-08      11.42         11.50          11.50             9.70            9.70           9.70          9.05
  25-Oct-08      13.48         11.50          11.50            10.05           10.05          10.05          9.36
  25-Nov-08      22.66         11.50          11.50             9.76            9.76           9.76          9.05
  25-Dec-08                    11.50          11.50            10.62           10.62          10.62          9.36
  25-Jan-09                    11.50          11.50            10.31           10.31          10.31          9.05
  25-Feb-09                    11.50          11.50            10.34           10.34          10.34          9.05
  25-Mar-09                    11.50          11.50            11.48           11.48          11.48         10.02
  25-Apr-09                    11.50          11.50            10.40           10.40          10.40          9.05
  25-May-09                    11.50          11.50            10.78           10.78          10.78          9.36
  25-Jun-09                    11.50          11.50            10.47           10.47          10.47          9.05
  25-Jul-09                    11.50          11.50            10.85           10.85          10.85          9.36
  25-Aug-09                    11.50          11.50            10.54           10.54          10.54          9.05
  25-Sep-09                    11.50          11.50            10.58           10.58          10.58          9.05
  25-Oct-09                    11.50          11.50            10.98           10.98          10.98          9.36
  25-Nov-09                    11.50          11.50            10.67           10.67          10.67          9.05
  25-Dec-09                    11.50          11.50            11.07           11.07          11.07          9.36
  25-Jan-10                                   11.50            10.76           10.76          10.76          9.05
  25-Feb-10                                   11.50            10.82           10.82          10.82          9.05
  25-Mar-10                                   11.50            12.04           12.04          12.04         10.02
  25-Apr-10                                   11.50            10.93           10.93          10.93          9.05
  25-May-10                                   11.50            11.35           11.35          11.35          9.36
  25-Jun-10                                   11.50            11.05           11.05          11.05          9.05
  25-Jul-10                                   11.50            11.48           11.48          11.48          9.36
  25-Aug-10                                   11.50            11.18           11.18          11.18          9.05
  25-Sep-10                                   11.50            11.25           11.25          11.25          9.05
  25-Oct-10                                   11.50            11.70           11.70          11.70          9.36
  25-Nov-10                                   11.50            11.39           11.39          11.39          9.05
  25-Dec-10                                   11.50            15.42           15.42          15.42          9.36
  25-Jan-11                                   11.50            19.02           19.02          19.02          9.05
  25-Feb-11                                   11.50            19.02           19.02          19.02          9.05
  25-Mar-11                                   11.50            21.06           21.06          21.06         10.02


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 26)
--------------------------------------------------------------------------------

                CLASS I-A-1 CLASS I-A-2    CLASS I-A-3A    CLASS I-A-4A     CLASS I-A-4B   CLASS I-A-5   CLASS I-B-1
DISTRIBUTION    EFFECTIVE    EFFECTIVE      EFFECTIVE       EFFECTIVE        EFFECTIVE      EFFECTIVE     EFFECTIVE
    DATE         COUPON       COUPON         COUPON          COUPON           COUPON         COUPON        COUPON
    ----         ------       ------         ------          ------           ------         ------        ------
  25-Apr-11                                   11.50            19.03           19.03          19.03          9.05
  25-May-11                                   11.50            13.72           13.72          13.72         23.44
  25-Jun-11                                   11.50            11.64           11.64          11.64         26.59
  25-Jul-11                                   11.50            11.34           11.34          11.34         29.09
  25-Aug-11                                   11.50            10.57           10.57          10.57         29.12
  25-Sep-11                                   11.50            10.50           10.50          10.50         29.29
  25-Oct-11                                   11.50            10.50           10.50          10.50         31.10
  25-Nov-11                                   11.50            10.50           10.50          10.50         29.30
  25-Dec-11                                   11.50            10.50           10.50          10.50         31.11
  25-Jan-12                                   11.50            10.50           10.50          10.50         29.31
  25-Feb-12                                   11.50            10.50           10.50          10.50         29.31
  25-Mar-12                                   11.50            10.50           10.50          10.50         33.06
  25-Apr-12                                   11.50            10.50           10.50          10.50         29.32
  25-May-12                                   11.50            10.50           10.50          10.50         31.14
  25-Jun-12                                   11.50            10.50           10.50          10.50         29.33
  25-Jul-12                                   11.50            10.50           10.50          10.50         31.14
  25-Aug-12                                   11.50            10.50           10.50          10.50         29.34
  25-Sep-12                                   11.50            10.50           10.50          10.50         29.34
  25-Oct-12                                   11.50            10.50           10.50          10.50         12.80
  25-Nov-12                                   11.50            10.50           10.50          10.50         12.42
  25-Dec-12                                   11.50            10.50           10.50          10.50         12.42
  25-Jan-13                                   11.50            10.50           10.50          10.50         12.42
  25-Feb-13                                   11.50            10.50           10.50          10.50         12.42
  25-Mar-13                                   11.50            10.50           10.50          10.50         12.42
  25-Apr-13                                   11.50            10.50           10.50          10.50         12.42
  25-May-13                                   11.50            10.50           10.50          10.50         12.42
  25-Jun-13                                   11.50            10.50           10.50          10.50         12.42
  25-Jul-13                                   11.50            10.50           10.50          10.50         12.42
  25-Aug-13                                   11.50            10.50           10.50          10.50         12.42
  25-Sep-13                                   11.50            10.50           10.50          10.50         12.42
  25-Oct-13                                   11.50            10.50           10.50          10.50         12.42
  25-Nov-13                                   11.50            10.50           10.50          10.50         12.42
  25-Dec-13                                   11.50            10.50           10.50          10.50         12.42
  25-Jan-14                                   11.50            10.50           10.50          10.50         12.42
  25-Feb-14                                   11.50            10.50           10.50          10.50         10.41
  25-Mar-14                                   11.50            10.50           10.50          10.50         14.73
  25-Apr-14                                   11.50            10.50           10.50          10.50         10.70
  25-May-14                                   11.50            10.50           10.50          10.50         12.33
  25-Jun-14                                   11.50            10.50           10.50          10.50         11.01
  25-Jul-14                                   11.50            10.50           10.50          10.50         12.66
  25-Aug-14                                   11.50            10.50           10.50          10.50         11.34
  25-Sep-14                                   11.50            10.50           10.50          10.50         11.50
  25-Oct-14                                   11.50            10.50           10.50          10.50         13.18
  25-Nov-14                                   11.50            10.50           10.50          10.50         11.85
  25-Dec-14                                   11.50            10.50           10.50          10.50         13.55
  25-Jan-15                                   11.50            10.50           10.50          10.50         12.22
  25-Feb-15                                   11.50            10.50           10.50          10.50         12.42
  25-Mar-15                                   11.50            10.50           10.50          10.50         17.55
  25-Apr-15                                   11.50            10.50           10.50          10.50         12.81
  25-May-15                                   11.50            10.50           10.50          10.50         13.04
  25-Jun-15                                   11.50            10.50           10.50          10.50         12.42
  25-Jul-15                                   11.50            10.50           10.50          10.50         12.42

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 27)
--------------------------------------------------------------------------------

                  CLASS I-B-2    CLASS I-B-3   CLASS I-B-4   CLASS I-B-5   CLASS I-B-6    CLASS I-B-7   CLASS I-B-8   CLASS I-B-9
    DISTRIBUTION   EFFECTIVE      EFFECTIVE     EFFECTIVE    EFFECTIVE      EFFECTIVE     EFFECTIVE      EFFECTIVE     EFFECTIVE
        DATE        COUPON         COUPON        COUPON        COUPON         COUPON        COUPON         COUPON        COUPON
        ----        ------         ------        ------        ------         ------        ------         ------        ------
      25-May-07      5.77           5.87          6.22          6.32           6.52          7.32           7.42          7.42
      25-Jun-07      8.07           8.07          8.07          8.07           8.07          8.07           8.07          8.07
      25-Jul-07      9.11           9.11          9.11          9.11           9.11          9.11           9.11          9.11
      25-Aug-07      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-07      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-07      9.35           9.35          9.35          9.35           9.35          9.35           9.35          9.35
      25-Nov-07      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-07      9.35           9.35          9.35          9.35           9.35          9.35           9.35          9.35
      25-Jan-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-08      9.68           9.68          9.68          9.68           9.68          9.68           9.68          9.68
      25-Apr-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-08      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-08      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-08      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-08      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-08      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-09     10.02          10.02         10.02         10.02          10.02         10.02          10.02         10.02
      25-Apr-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-09      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-09      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-09      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-09      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-09      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-10     10.02          10.02         10.02         10.02          10.02         10.02          10.02         10.02
      25-Apr-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-10      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-10      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-10      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-10      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-10      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-11     10.02          10.02         10.02         10.02          10.02         10.02          10.02         10.02
      25-Apr-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 28)
--------------------------------------------------------------------------------

      25-May-11      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-11      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-11      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-11      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-11      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-12      9.68           9.68          9.68          9.68           9.68          9.68           9.68          9.68
      25-Apr-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-12      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-12      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-12      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-12      30.27          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-12      28.35          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-12      30.72          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-13      28.36          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-13      28.36          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-13      35.96         10.02         10.02          10.02         10.02         10.02          10.02         10.02
      25-Apr-13     191.73          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-13      24.70          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-13      22.04          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-13      28.67          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-13      27.09          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-13      27.10          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-13      29.75          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-13      27.11          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-13      29.76          9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-14      15.40          9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Mar-14     10.64          10.02         10.02         10.02          10.02         10.02          10.02         10.02
      25-Apr-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-May-14      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jun-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Jul-14      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Aug-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Sep-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Oct-14      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Nov-14      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Dec-14      9.36           9.36          9.36          9.36           9.36          9.36           9.36          9.36
      25-Jan-15      9.05           9.05          9.05          9.05           9.05          9.05           9.05          9.05
      25-Feb-15      9.05           9.05          9.05          9.05           9.05          9.05           9.05          0.00
      25-Mar-15     10.02          10.02         10.02         10.02          10.02         10.02          10.02          0.00
      25-Apr-15      9.05           9.05          9.05          9.05           9.05          9.05           9.05          0.00
      25-May-15      11.10          9.36          9.36          9.36           9.36          9.36           9.36          0.00
      25-Jun-15      9.98           9.05          9.05          9.05           9.05          9.05           9.05          0.00
      25-Jul-15      12.31          9.36          9.36          9.36           9.36          9.36           9.36          0.00

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 29)
--------------------------------------------------------------------------------

                                    CAP TERMS
                                    ---------

  DISTRIBUTION       CLASS I-A-2 AND       CLASS I-A-2 AND     CLASS I-A-2 AND
                      CLASS I-A-3           CLASS I-A-3         CLASS I-A-3
      DATE             NOTIONAL                STRIKE               CEILING
      ----             --------                ------               -------
    25-May-07         432,075,000.00            6.52                 11.30
    25-Jun-07         432,075,000.00            8.19                 11.30
    25-Jul-07         432,075,000.00            9.03                 11.30
    25-Aug-07         432,075,000.00            8.85                 11.30
    25-Sep-07         432,075,000.00            8.85                 11.30
    25-Oct-07         432,075,000.00            9.15                 11.30
    25-Nov-07         432,075,000.00            8.85                 11.30
    25-Dec-07         432,075,000.00            9.15                 11.30
    25-Jan-08         432,075,000.00            8.85                 11.30
    25-Feb-08         432,075,000.00            8.85                 11.30
    25-Mar-08         432,075,000.00            9.47                 11.30
    25-Apr-08         432,075,000.00            8.85                 11.30
    25-May-08         432,075,000.00            9.15                 11.30
    25-Jun-08         432,075,000.00            8.85                 11.30
    25-Jul-08         432,075,000.00            9.15                 11.30
    25-Aug-08         432,075,000.00            8.85                 11.30
    25-Sep-08         432,075,000.00            8.85                 11.30
    25-Oct-08         432,075,000.00            9.15                 11.30
    25-Nov-08         432,075,000.00            8.85                 11.30
    25-Dec-08         426,248,297.15            9.15                 11.30
    25-Jan-09         416,648,195.86            8.85                 11.30
    25-Feb-09         407,221,704.75            8.85                 11.30
    25-Mar-09         397,968,346.78            9.82                 11.30
    25-Apr-09         388,867,670.90            8.85                 11.30
    25-May-09         379,910,360.16            9.15                 11.30
    25-Jun-09         370,952,546.87            8.85                 11.30
    25-Jul-09         361,964,620.66            9.15                 11.30
    25-Aug-09         353,024,331.34            8.84                 11.30
    25-Sep-09         344,006,964.05            8.84                 11.30
    25-Oct-09         334,690,322.02            9.15                 11.30
    25-Nov-09         325,366,769.33            8.84                 11.30
    25-Dec-09         316,051,964.98            9.14                 11.30
    25-Jan-10         306,812,391.33            8.84                 11.30
    25-Feb-10         297,661,808.04            8.84                 11.30
    25-Mar-10         288,665,389.69            9.81                 11.30
    25-Apr-10         279,807,771.38            8.84                 11.30
    25-May-10         271,143,297.06            9.14                 11.30
    25-Jun-10         262,672,505.29            8.84                 11.30
    25-Jul-10         254,396,429.83            9.14                 11.30
    25-Aug-10         246,314,716.84            8.84                 11.30
    25-Sep-10         238,422,778.00            8.84                 11.30
    25-Oct-10         230,719,383.03            9.14                 11.30
    25-Nov-10         223,200,151.18            8.84                 11.30
    25-Dec-10         215,859,908.10            9.14                 11.30
    25-Jan-11         209,601,480.74            8.84                 11.30


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 30)
--------------------------------------------------------------------------------


                                    CAP TERMS

  DISTRIBUTION       CLASS I-A-2 AND       CLASS I-A-2 AND     CLASS I-A-2 AND
                      CLASS I-A-3           CLASS I-A-3         CLASS I-A-3
      DATE             NOTIONAL                STRIKE               CEILING
      ----             --------                ------               -------
    25-Feb-11         204,523,740.45            8.84                 11.30
    25-Mar-11         199,567,859.64            9.81                 11.30
    25-Apr-11         194,731,104.54            8.84                 11.30
    25-May-11         190,010,626.33            9.14                 11.30
    25-Jun-11         185,403,621.29            8.84                 11.30
    25-Jul-11         180,907,216.56            9.14                 11.30
    25-Aug-11         176,518,951.27            8.84                 11.30
    25-Sep-11         172,236,238.46            8.84                 11.30
    25-Oct-11         168,056,552.82            9.14                 11.30
    25-Nov-11         163,977,429.26            8.84                 11.30
    25-Dec-11         159,996,461.44            9.14                 11.30
    25-Jan-12         156,111,300.44            8.84                 11.30
    25-Feb-12         152,319,653.32            8.84                 11.30
    25-Mar-12         148,619,281.83            9.46                 11.30
    25-Apr-12         145,008,001.11            8.84                 11.30
    25-May-12         141,483,678.39            9.14                 11.30
    25-Jun-12         138,044,231.79            8.84                 11.30
    25-Jul-12         134,687,629.08            9.14                 11.30
    25-Aug-12         131,411,886.49            8.84                 11.30
    25-Sep-12         128,215,067.61            8.84                 11.30
    25-Oct-12         125,095,282.21            9.14                 11.30
    25-Nov-12         122,050,685.14            8.84                 11.30
    25-Dec-12         119,079,475.29            9.14                 11.30
    25-Jan-13         116,179,894.55            8.84                 11.30
    25-Feb-13         113,350,226.72            8.84                 11.30
    25-Mar-13         110,588,796.60            9.81                 11.30
    25-Apr-13         107,893,968.93            8.84                 11.30
    25-May-13         105,536,492.17            9.14                 11.30
    25-Jun-13         105,536,492.17            8.84                 11.30
    25-Jul-13         105,536,492.17            9.14                 11.30
    25-Aug-13         105,118,359.79            8.84                 11.30
    25-Sep-13         102,553,550.83            8.84                 11.30
    25-Oct-13         100,050,661.43            9.14                 11.30
    25-Nov-13         97,608,206.70             8.84                 11.30
    25-Dec-13         95,224,737.22             9.14                 11.30
    25-Jan-14         92,898,838.16             8.84                 11.30
    25-Feb-14         90,629,128.50             8.84                 11.30
    25-Mar-14         88,414,260.18             9.81                 11.30
    25-Apr-14         86,252,917.35             8.84                 11.30
    25-May-14         84,143,815.60             9.14                 11.30
    25-Jun-14         82,085,701.19             8.84                 11.30
    25-Jul-14         80,077,350.33             9.14                 11.30
    25-Aug-14         78,117,568.49             8.84                 11.30
    25-Sep-14         76,205,189.64             8.84                 11.30
    25-Oct-14         74,339,075.66             9.14                 11.30
    25-Nov-14         72,518,115.60             8.84                 11.30
    25-Dec-14         70,741,225.06             9.14                 11.30
    25-Jan-15         69,007,345.56             8.84                 11.30
    25-Feb-15         67,315,443.93             8.84                 11.30


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 31)
--------------------------------------------------------------------------------

                                    CAP TERMS
                                    ---------

  DISTRIBUTION       CLASS I-A-2 AND       CLASS I-A-2 AND     CLASS I-A-2 AND
                      CLASS I-A-3           CLASS I-A-3         CLASS I-A-3
      DATE             NOTIONAL                STRIKE               CEILING
      ----             --------                ------               -------
    25-Mar-15         65,664,511.69             9.81                 11.30
    25-Apr-15         64,053,564.47             8.84                 11.30
    25-May-15         62,481,641.43             9.14                 11.30
    25-Jun-15         60,947,804.71             8.84                 11.30
    25-Jul-15         59,451,138.87             9.14                 11.30
    25-Aug-15         57,990,750.37             8.84                 11.30



                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 32)
--------------------------------------------------------------------------------

                                  YIELD TABLES
Class I-A-1 to Call
Price: 100-00                 10.00% CPR     15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            2.44          1.40          0.70           0.55          0.45          0.33           0.25
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                 11/25/2011     3/25/2010    10/25/2008      6/25/2008     3/25/2008    12/25/2007     10/25/2007
Prin. Window Len                       55            35            18             14            11             8              6
Yield                                5.57          5.57          5.58           5.58          5.58          5.58           5.57

Class I-A-2 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            5.72          3.80          2.00           1.57          1.27          0.90           0.67
Prin. Start Date               11/25/2011     3/25/2010    10/25/2008      6/25/2008     3/25/2008    12/25/2007     10/25/2007
Prin. End Date                  4/25/2014    12/25/2011    11/25/2009      4/25/2009    12/25/2008     6/25/2008      2/25/2008
Prin. Window Len                       30            22            14             11            10             7              5
Yield                                5.64          5.64          5.64           5.65          5.65          5.65           5.66

Class I-A-3 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.27          9.17          5.26           4.22          3.46          2.33           1.64
Prin. Start Date                4/25/2014    12/25/2011    11/25/2009      4/25/2009    12/25/2008     6/25/2008      2/25/2008
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      4/25/2010
Prin. Window Len                      154           114            70             58            49            36             27
Yield                                5.68          5.68          5.68           5.68          5.68          5.68           5.69

Class I-A-4A to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            8.21          5.55          3.12           2.49          2.04          1.39           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      4/25/2010
Prin. Window Len                      237           169           100             81            68            49             36
Yield                                5.72          5.72          5.72           5.72          5.73          5.73           5.73

Class I-A-4B to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR     35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life                            8.21          5.55          3.12           2.49          2.04          1.39           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      4/25/2010
Prin. Window Len                      237           169           100             81            68            49             36
Yield                                5.71          5.71          5.71           5.71          5.71          5.72           5.72

Class I-A-5 to Call


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 33)
--------------------------------------------------------------------------------

                                  YIELD TABLES
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR    30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            8.21          5.55          3.12           2.49          2.04          1.39           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      4/25/2010
Prin. Window Len                      237           169           100             81            68            49             36
Yield                                5.77          5.77          5.77           5.78          5.78          5.78           5.78

Class I-B-1 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.69          6.05           5.00          4.32          3.88           3.05
Prin. Start Date               10/25/2014     7/25/2013    12/25/2010      5/25/2010     7/25/2010    12/25/2010      4/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            95            57             45            30             6              2
Yield                                5.90          5.90          5.90           5.90          5.90          5.90           5.90

Class I-B-2 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.68          6.04           4.99          4.29          3.70           3.07
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     9/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            96            57             45            31             9              1
Yield                                5.93          5.93          5.93           5.93          5.93          5.93           5.93

Class I-B-3 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.67          6.04           4.99          4.28          3.61           3.07
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     9/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            96            57             45            31             9              1
Yield                                6.03          6.03          6.03           6.03          6.03          6.03           6.03

Class I-B-4 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.67          6.03           4.99          4.28          3.57           3.07
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     8/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            96            57             45            31            10              1
Yield                                6.40          6.40          6.40           6.40          6.40          6.40           6.39

Class I-B-5 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.67          6.03           4.99          4.27          3.52           3.07
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     5/25/2010     7/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            96            57             45            32            11              1
Yield                                6.50          6.50          6.50           6.50          6.50          6.50           6.50

Class I-B-6 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life                           13.78          9.66          6.03           4.99          4.26          3.51           3.07
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     7/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            97            57             45            32            11              1
Yield                                6.71          6.71          6.71           6.71          6.71          6.71           6.71

Class I-B-7 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.78          9.65          6.03           4.99          4.26          3.48           3.07
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     6/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 34)
--------------------------------------------------------------------------------

                                  YIELD TABLES
Prin. Window Len                      148            97            57             45            32            12              1
Yield                                7.54          7.54          7.55           7.55          7.55          7.54           7.54


Class I-B-8 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.69          9.57          5.98           4.95          4.26          3.46           3.07
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     6/25/2010      5/25/2010
Prin. End Date                  1/25/2027     5/25/2021     8/25/2015      1/25/2014    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      148            97            57             45            32            12              1
Yield                                7.65          7.65          7.65           7.65          7.65          7.65           7.65

Class I-B-9 to Call
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.27          9.24          5.78           4.84          4.20          3.42           3.07
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     5/25/2010      5/25/2010
Prin. End Date                 11/25/2025     5/25/2020     1/25/2015      8/25/2013    12/25/2012     5/25/2011      5/25/2010
Prin. Window Len                      134            85            50             40            32            13              1
Yield                                7.65          7.65          7.65           7.65          7.65          7.65           7.65

Class I-A-1 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            2.44          1.40          0.70           0.55          0.45          0.33           0.25
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                 11/25/2011     3/25/2010    10/25/2008      6/25/2008     3/25/2008    12/25/2007     10/25/2007
Prin. Window Len                       55            35            18             14            11             8              6
Yield                                5.57          5.57          5.58           5.58          5.58          5.58           5.57

Class I-A-2 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            5.72          3.80          2.00           1.57          1.27          0.90           0.67
Prin. Start Date               11/25/2011     3/25/2010    10/25/2008      6/25/2008     3/25/2008    12/25/2007     10/25/2007
Prin. End Date                  4/25/2014    12/25/2011    11/25/2009      4/25/2009    12/25/2008     6/25/2008      2/25/2008
Prin. Window Len                       30            22            14             11            10             7              5
Yield                                5.64          5.64          5.64           5.65          5.65          5.65           5.66

Class I-A-3 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.11          9.98          5.81           4.68          3.83          2.59           1.64
Prin. Start Date                4/25/2014    12/25/2011    11/25/2009      4/25/2009    12/25/2008     6/25/2008      2/25/2008
Prin. End Date                  5/25/2039     5/25/2034     3/25/2025      1/25/2022     8/25/2019     4/25/2016      4/25/2010
Prin. Window Len                      302           270           185            154           129            95             27
Yield                                5.68          5.69          5.69           5.70          5.70          5.70           5.69

Class I-A-4A to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            8.61          5.94          3.38           2.71          2.21          1.51           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  5/25/2039     5/25/2034     3/25/2025      1/25/2022     8/25/2019     4/25/2016      4/25/2010
Prin. Window Len                      385           325           215            177           148           108             36
Yield                                5.72          5.73          5.74           5.74          5.74          5.74           5.73

Class I-A-4B to Maturity


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 35)
--------------------------------------------------------------------------------

Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            8.61          5.94          3.38           2.71          2.21          1.51           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  5/25/2039     5/25/2034     3/25/2025      1/25/2022     8/25/2019     4/25/2016      4/25/2010
Prin. Window Len                      385           325           215            177           148           108             36
Yield                                5.71          5.72          5.72           5.73          5.73          5.73           5.72

Class I-A-5 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                            8.61          5.94          3.38           2.71          2.21          1.51           0.99
Prin. Start Date                5/25/2007     5/25/2007     5/25/2007      5/25/2007     5/25/2007     5/25/2007      5/25/2007
Prin. End Date                  5/25/2039     5/25/2034     3/25/2025      1/25/2022     8/25/2019     4/25/2016      4/25/2010
Prin. Window Len                      385           325           215            177           148           108             36
Yield                                5.78          5.78          5.79           5.79          5.79          5.80           5.78

Class I-B-1 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.59         10.44          6.54           5.40          4.67          4.19           4.90
Prin. Start Date               10/25/2014     7/25/2013    12/25/2010      5/25/2010     7/25/2010    12/25/2010      4/25/2010
Prin. End Date                  6/25/2034     8/25/2028     6/25/2020      1/25/2018     4/25/2016    10/25/2013      2/25/2014
Prin. Window Len                      237           182           115             93            70            35             47
Yield                                5.90          5.90          5.91           5.91          5.91          5.91           5.97

Class I-B-2 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.53         10.35          6.48           5.36          4.61          4.00           4.44
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     9/25/2010      4/25/2011
Prin. End Date                  7/25/2033     7/25/2027     8/25/2019      5/25/2017     9/25/2015     6/25/2013      3/25/2012
Prin. Window Len                      226           170           105             85            64            34             12
Yield                                5.93          5.94          5.94           5.94          5.94          5.94           5.99

Class I-B-3 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.46         10.26          6.43           5.31          4.56          3.89           3.99
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     9/25/2010      2/25/2011
Prin. End Date                  4/25/2032     2/25/2026     9/25/2018      8/25/2016     1/25/2015     4/25/2013     10/25/2011
Prin. Window Len                      211           153            94             76            56            32              9
Yield                                6.04          6.04          6.04           6.05          6.05          6.05           6.09

Class I-B-4 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR    3 0.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.37         10.18          6.36           5.26          4.52          3.83           3.78
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     6/25/2010     8/25/2010     11/25/2010
Prin. End Date                  9/25/2031     7/25/2025     4/25/2018      4/25/2016    10/25/2014     2/25/2013      9/25/2011
Prin. Window Len                      204           146            89             72            53            31             11
Yield                                6.40          6.41          6.41           6.42          6.42          6.42           6.48

Class I-B-5 to Maturity
Price: 100-00               10.00% CPR     15.00% CPR    25.00% CPR    30.00% CPR     35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life                           14.25         10.07          6.29           5.20          4.46          3.74           3.60
Prin. Start Date               10/25/2014     6/25/2013    12/25/2010      5/25/2010     5/25/2010     7/25/2010     10/25/2010
Prin. End Date                  6/25/2030     4/25/2024     6/25/2017      8/25/2015     3/25/2014     9/25/2012      5/25/2011



                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 36)
--------------------------------------------------------------------------------

Prin. Window Len                      189           131            79             64            47            27              8
Yield                                6.51          6.51          6.52           6.52          6.52          6.53           6.57

Class I-B-6 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR    30.00% CPR     35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           14.15          9.96          6.23           5.15          4.41          3.70           3.51
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     7/25/2010      9/25/2010
Prin. End Date                  8/25/2029     7/25/2023     1/25/2017      3/25/2015    11/25/2013     6/25/2012      3/25/2011
Prin. Window Len                      179           123            74             59            43            24              7
Yield                                6.72          6.72          6.72           6.73          6.73          6.74           6.78

Class I-B-7 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.97          9.80          6.13           5.07          4.36          3.62           3.40
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     6/25/2010      8/25/2010
Prin. End Date                 10/25/2028    10/25/2022     7/25/2016     10/25/2014     7/25/2013     3/25/2012      1/25/2011
Prin. Window Len                      169           114            68             54            39            22              6
Yield                                7.55          7.55          7.56           7.56          7.56          7.58           7.64

Class I-B-8 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.69          9.57          5.99           4.96          4.33          3.53           3.29
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     6/25/2010      7/25/2010
Prin. End Date                  4/25/2027     7/25/2021    10/25/2015      3/25/2014     5/25/2013    11/25/2011      9/25/2010
Prin. Window Len                      151            99            59             47            37            18              3
Yield                                7.65          7.65          7.65           7.65          7.66          7.67           7.72

Class I-B-9 to Maturity
Price: 100-00                  10.00% CPR    15.00% CPR    25.00% CPR     30.00% CPR    35.00% CPR    45.00% CPR     55.00% CPR
Avg. Life                           13.27          9.24          5.78           4.84          4.20          3.42           3.21
Prin. Start Date               10/25/2014     5/25/2013    12/25/2010      5/25/2010     5/25/2010     5/25/2010      6/25/2010
Prin. End Date                 11/25/2025     5/25/2020     1/25/2015      8/25/2013     1/25/2013     6/25/2011      7/25/2010
Prin. Window Len                      134            85            50             40            33            14              2
Yield                                7.65          7.65          7.65           7.65          7.65          7.65           7.69




                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group I
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 37)
--------------------------------------------------------------------------------

                               CONTACT INFORMATION
                               -------------------

MBS Trading
-----------
Michael Nierenberg                         Tel: (212) 272-4976
Senior Managing Director                   mnierenberg@bear.com

Paul Van Lingen                            Tel: (212) 272-4976
Senior Managing Director                   pvanlingen@bear.com

MBS Structuring
-----------

Mark Michael                               Tel: (212) 272-5451
Managing Director                          mmichael@bear.com

MBS Banking
-----------
Baron Silverstein                          Tel: (212) 272-3877
Senior Managing Director                   bsilverstein@bear.com

Deirdre Burke                              Tel: (212) 272-7646
Vice President                             dburke@bear.com

Michael Norden                             Tel: (212) 272-7073
Analyst                                    mnorden@bear.com

Syndicate
-----------

Carol Fuller                               Tel: (212) 272-4955
Senior Managing Director                   cfuller@bear.com

Jayme Fagas                                Tel: (212) 272-4955
Managing Director                          jfagas@bear.com

Rating Agencies
-----------

 Julia Clements- S&P                       Tel: (212) 438-8432
                                           julia_clements@standardandpoors.com


Todd Swanson - Moody's                     Tel: (415) 274-1714
                                           todd.swanson@moodys.com

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 1)
--------------------------------------------------------------------------------



NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------


$ 748,296,000 (Approximate)

Structured Asset Mortgage Investments II Trust 2007-AR3
Mortgage Pass-Through Certificates, Series 2007-AR3, Group II

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank Minnesota, NA
Master Servicer

Citibank, N.A.
Trustee

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter


April 30, 2007

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 2)
--------------------------------------------------------------------------------

                   STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/sami or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 3)
--------------------------------------------------------------------------------

               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 4)
--------------------------------------------------------------------------------

                           $748,296,000 (Approximate)

             Structured Asset Mortgage Investments II Trust 2007-AR3
                                     Issuer

               Mortgage Pass-Through Certificates, Series 2007-AR3

                  Structured Asset Mortgage Investments II Inc.
                                    Depositor

                     Wells Fargo Bank, National Association
                                 Master Servicer

                                 Citibank, N.A.
                                     Trustee

TRANSACTION HIGHLIGHTS:
-----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Expected                                Avg Life              Legal
                                  Ratings         CE                       To Call   Window     Final
                                  (2 of 3      Levels                      (years)  (months)   Maturity
    Classes       Sizes (1)      Agencies)       (4)       Coupon            (2)       (2)       Date         Certificate Type
------------------------------------------------------------------------------------------------------------------------------------
    II-A-1       $414,334,000    Aaa / AAA      39.25%    Floating (3)      3.13       1-102   6/25/37      Super Senior Floater
    II-A-2       $207,167,000    Aaa / AAA      12.34%    Floating (3)      3.13       1-102   6/25/37   Sr. Level 1 Support Floater
    II-A-3A      $15,733,000     Aaa / AAA      10.30%    Floating (3)      3.13       1-102   6/25/37   Sr. Level 2 Support Floater
    II-A-3B      $53,323,000      Aaa/AAA       10.30%    Floating (3)      3.13       1-102   6/25/37   Sr. Level 2 Support Floater
    II-B-1       $27,715,000      Aa1 / AA      6.70%     Floating (3)      6.13      44-102   6/25/37      Subordinate Floater
    II-B-2       $15,012,000      Aa3 / A       4.75%     Floating (3)      6.12      44-102   6/25/37      Subordinate Floater
    II-B-3        $3,849,000     A2 / BBB+      4.25%     Floating (3)      6.11      44-102   6/25/37      Subordinate Floater
    II-B-4        $7,314,000      A3 / BBB      3.30%     Floating (3)      6.11      44-102   6/25/37
    II-B-5        $3,849,000    Baa1 / BBB-     2.80%     Floating (3)      6.11      44-102   6/25/37      Subordinate Floater
------------------------------------------------------------------------------------------------------------------------------------
                                                              Not Offered
                                                              -----------
------------------------------------------------------------------------------------------------------------------------------------
    II-B-6       $13,472,000      Ba2 / BB      1.05%     Floating (3)      5.84      44-102   6/25/37      Subordinate Floater
------------------------------------------------------------------------------------------------------------------------------------

Notes:
         (1.) In the case of the Class II-A Certificates, the certificate sizes are approximate and subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.

         (2.) Certificates are priced to the 10% optional clean-up call and based on the pricing prepayment speed described herein.

         (3.) The Pass-Through Rate for the Class II-A-1, Class II-A-2, Class II-A-3A, II-A-3B, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will be a floating rate based on One-Month LIBOR plus the related margin, subject to the lesser of (i) the applicable Net Rate Cap (as described herein) and (ii) 10.50%. On the first distribution date after the Optional Termination Date, the margin on the Class II-A-1, Class II-A-2, Class II-A-3A and Class II-A-3B Certificates will be increased to 2 times the original margin on such certificate and the margins on each of the Class II-B Certificates will be increased by
                  1.5 times the original margin.

         (4.) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 1.05% as of the Cut-Off Date.

         (5.) As further described herein, the Class II-A-3B Certificates will benefit from a Net Deferred Swap whereby the provider of the swap will cover any Net Deferred Interest that would otherwise be allocable to such class.


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 5)
--------------------------------------------------------------------------------

COLLATERAL SUMMARY:
-------------------

                                                                                              Minimum              Maximum
                                                                                              -------            -----------
Scheduled Principal Balance                      $769,852,169                                 $40,100            $1,828,435
Average Scheduled Principal Balance                  $353,143
Number of Mortgage Loans                                2,180

Weighted Average Gross Coupon                          7.588%                                   5.75%                9.125%
Weighted Average FICO Score                               710                                     614                   816
Weighted Average Original LTV                          77.80%                                  11.76%                92.96%

Weighted Average Original Term                            360                                     360                   360
Weighted Average Stated Remaining Term                    358                                     351                   360
Weighted Average Seasoning                                  2                                       0                     9

Weighted Average Gross Margin                          2.276%                                  2.250%                4.000%
Weighted Average Minimum Interest Rate                 2.276%                                  2.250%                4.000%
Weighted Average Maximum Interest Rate                12.588%                                 10.750%               14.125%


Weighted Average Months to Roll                            58                                      51                    61

Latest Maturity Date                                 5/1/2037         Full/Alternative                                7.84%
Maximum Zip Code Concentration                  91913 (1.03%)         Limited                                         0.02%
                                                                      No Income/No Asset                              1.55%
                                                                      No Income/Verif Asset                           0.43%
ARM                                                      100%         No Ratio                                       34.30%
                                                                      Stated Income                                  55.09%
Libor Hybrid Negam                                       100%         Stated/Stated                                   0.78%

                                                                      Cash Out Refinance                             24.21%
                                                                      Purchase                                       50.75%
                                                                      Rate/Term Refinance                            25.03%
First Lien                                               100%
                                                                      2-4 Family                                      1.99%
Prepay Penalty:                                                       Condominium                                     9.19%
12MPP      Hard                                         9.69%         PUD                                            25.04%
24MPP      Hard                                         0.43%         Single Family                                  62.95%
36MPP      Combo                                        5.60%         Townhouse                                       0.83%
36MPP      Hard                                        45.04%
36MPP      Soft/Unk                                     0.98%         Investor                                        4.32%
6MPP       Hard                                         0.09%         Owner Occupied                                 94.13%
No PP      NoPP                                        38.18%         Second Home                                     1.56%

                                                                      Top 5 States:
                                                                      California                                     51.93%
                                                                      Florida                                        16.56%
                                                                      Arizona                                         4.85%
                                                                      Maryland                                        3.84%
                                                                      Virginia                                        3.27%





                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 6)
--------------------------------------------------------------------------------
Description of the Collateral:
As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans described herein will be approximately $794 million and includes information pertaining to subsequent mortgage loans identified and expected to be transferred into the trust no later than July 30, 2007. The subsequent mortgage loans are expected to be approximately 25% of the collateral balance. The Mortgage Loans will include initial and subsequent mortgage loans. The initial mortgage loans will be the mortgage loans deposited into the trust on the closing date and the subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described.

The collateral information set forth in this term sheet represents a statistical sample of the total pool.

The group II mortgage loans are 5 yr. Secure Option ARM loans which have an initial fixed-rate for the first five (5) years following their origination and then adjust every six months thereafter based on the Six-Month LIBOR (the "Index") plus the related margin (the " Gross Margin"). On each due date during the period from origination to the earlier to occur of (i) the end of the first five years or (ii) the unpaid principal balance of the loan exceeds a percentage, either 110% or 115%, as applicable, of the original principal balance (the "Option Period") the borrower can choose to make (1) the minimum payment, (2) an interest only payment or (3) a fully amortizing payment. If the borrower chooses to make the minimum payment, which is generally 3% per annum less than the initial note rate, the deferred interest will result in negative amortization of the loan. After the end of the Option Period and until the end of the first ten years from origination (the "Interest Only Period"), the borrower must make at least an interest only payment based on the then current outstanding principal balance and the note rate in effect for each month. After the Interest-Only Period expires at the end of the 120th month of the loan, the monthly payment will recast to amortize fully the then unpaid principal balance over its remaining term to maturity. The group II mortgage loans provide for the adjustment to their respective mortgage rate at the end of the initial fixed-rate period and every six months thereafter (each such date, an "Adjustment Date") in accordance with the terms of the related mortgage note to equal the sum of (1) the Index and (2) the Gross Margin.

     > Approximately 38.18% of the mortgage loans have no prepayment penalties for full or partial prepayments; approximately 0.98% of the mortgage loans have "soft" prepayment penalties for full or partial prepayments, where the penalty is not enforced if the borrower has sold the underlying property; and approximately 60.84% have "hard" prepayment penalties where generally, the Servicer cannot waive the prepayment penalty, unless, in each case, enforcement would violate applicable state laws or as otherwise specifically set forth in the Pooling and Servicing Agreement.

     > Approximately 7.84% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac). Approximately 55.87% of the mortgage loans were originated based on the stated income of the borrower.

     > The two states with the largest concentrations are California (52.41%) and Florida (16.41%).

     >    The non-zero weighted average FICO score is 710.

     > The weighted average LTV is 77.80%. The weighted average CLTV including subordinate financing at the time of origination is 89.89%.

     > All of the mortgage loans with LTVs greater than 80% and primary mortgage insurance up to required agency limits (none are secured by additional collateral or pledged assets).

NOTE: the information related to the mortgage loans described herein reflects information as of the April 1, 2007. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Mos  Initial                 Gross
         Loan          % of      Gross       Net     WAM       Gross       Net        Max      to    Rate      Periodic    Life Cap
      Description      Pool      WAC %      WAC %   (mos.)    Margin %   Margin %    Rate %   Roll   Cap %     Rate Cap %     %
------------------------------------------------------------------------------------------------------------------------------------

NOPP                  38.18      7.557      7.182     358      2.267      1.892     12.557     58    5.000       1.000      5.000
SOFT PP                1.06      7.630      7.255     358      2.344      1.969     12.630     58    5.000       1.000      5.000
1YR HARDPP             9.69      7.614      7.239     358      2.293      1.918     12.614     58    5.000       1.000      5.000
2YR HARDPP             0.45      7.185      6.810     358      2.716      2.341     12.185     58    5.000       1.000      5.000
3YR HARDPP            50.61      7.609      7.233     358      2.275      1.899     12.609     58    5.000       1.000      5.000
TOTAL                 38.18      7.557      7.182     358      2.267      1.892     12.557     58    5.000       1.000      5.000
------------------------------------------------------------------------------------------------------------------------------------

                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 7)
------------------------------------------------------------------------------------------------------------------------------------
Depositor:                                 Structured Asset Mortgage Investments II Inc.

Servicers:                                 EMC Mortgage Corp.

Master Servicer:                           Wells Fargo Bank, N.A.

Originators:                               The originators of the group 2 mortgage loans are Aegis (approximately 59.48%),
                                           Opteum (approximately 21.72%), and 7 others, each less than 10%.

Trustee:                                   Citibank, N.A.
Underwriter:                               Bear, Stearns & Co. Inc.

Cut-Off Date:                              April 1, 2007.

Closing Date:                              April 30, 2007.

Rating Agencies:                           The  Certificates  will be rated by Standard & Poor's  ("S&P") and Moody's  Investors
                                           Service ("Moody's").

Net Deferred Swap:                         On the Closing  Date,  the Trustee will enter into a Swap with the Net Deferred  Swap
                                           Counterparty relating to the Class II-A-3B Certificates. On each Distribution Date, in the event that Net Deferred Interest would otherwise be allocable to the Class II-A-3B the Net Deferred Swap Counterparty will make a payment to the Trustee in the amount of such Net Deferred Interest to be allocated to the Class II-A-3B.

Legal Structure:                           The Trust will be established as one or more REMICs for federal income tax purposes.

Optional Termination:                      The Depositor,  or its designee,  may  repurchase  from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 10% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Distribution Date:                         The 25th day of each month (or next business day), commencing May 25, 2007.

Offered Certificates:                      The Class II-A-1, Class II-A-2, Class II-A-3A, Class II-A-3B, Class II-B-1, Class
                                           II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5.

Non-Offered Certificates:                  The Class II-B-6, Class II-R, Class II-X-P and Class II-B-IO Certificates will not be publicly offered.

Class II-A Certificates:                   The Class II-A-1, Class II-A-2, Class II-A-3A and Class II-A-3B Certificates.

Adjustable Rate Certificates:              The Class II-A-1, Class II-A-2, Class II-A-3A, Class II-A-3B, Class II-B-1, Class
                                           II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6.

Senior Adjustable Rate Certificates:       The Class II-A-1, Class II-A-2, Class II-A-3A and Class II-A-3B Certificates.

Remittance Type:                           Scheduled/Scheduled.

Registration:                              The Offered  Certificates  will be in Book-entry  form through DTC,  Clearstream  and
                                           Euroclear.


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 8)
------------------------------------------------------------------------------------------------------------------------------------
ERISA Considerations:                      The Underwriter's Exemption is expected to be available for the Offered Certificates.
                                           A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                         The Offered  Certificates, other than the Class II-B-2, Class II-B-3, Class II-B-4 and
                                           Class II-B-5 Certificates, are expected to constitute "mortgage related securities" for purposes of SMMEA.

Denominations:                             The Offered Certificates are issuable in minimum  denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Record Date:                               For each class of  Adjustable  Rate  Certificates  and any  Distribution  Date,  the
                                           business day preceding the applicable Distribution Date, so long as such certificates are in book-entry form; otherwise the Record Date shall be the business day of the month immediately preceding the applicable Distribution Date.

Delay Days:                                0 (zero) days for the Adjustable Rate Certificates.

Determination Date:                        With respect to any  Distribution  Date and the mortgage  loans,  the 15th day of the calendar month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

LIBOR Determination Date:                  With respect to each class of Adjustable Rate Certificates and any Distribution Date,
                                           the second LIBOR Business Day preceding the commencement of the related Interest Accrual
                                           Period. LIBOR Business Day means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

Interest Accrual Period:                   For each class of Adjustable Rate Certificates and any Distribution Date, the Interest
                                           Accrual Period is the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution
                                           Date. All distributions of interest on the Adjustable Rate Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.
                                           The Adjustable Rate Certificates will initially settle flat (no accrued interest).

Prepayment Period:                         The  Prepayment  Period with respect to any  Distribution  Date is the calendar month prior to the month in which such Distribution Date occurs.

Servicing Fee:                             With respect to each  mortgage  loan, a fee that accrues at the Servicing Fee Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Servicing Fee Rate for each mortgage loans is 0.375% per annum.






                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 9)
------------------------------------------------------------------------------------------------------------------------------------
Advancing Obligation:                      The Servicer is obligated to advance for delinquent mortgagor payments of principal and/or interest through the date of liquidation of the property to the extent they are deemed recoverable. The Servicer will backstop the advancing obligations of the Servicer.

Compensating Interest:                     The Servicer is required to pay Compensating  Interest up to the amount of the Servicing
                                           Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the mortgage loans.

Step-up Coupon:                            If the Optional Termination is not exercised on the first Distribution Date following the
                                           Distribution Date on which it could have been exercised, the margin on the Senior
                                           Adjustable Rate Certificates will increase to 2.0 times their related initial margins and the margins on each of the Class II-B Certificates will increase to 1.5 times their related initial margins.

Credit Enhancement:                        1. Excess Spread
                                           2. Overcollateralization
                                           3. Subordination
                                           4. Cap Agreement (for the Adjustable Rate Certificates)

Due Period:                                With respect to any Distribution  Date, the period commencing on the second business day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Remittance Amount:                With respect to any Distribution  Date and any loan group, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the mortgage loans, including amounts received from the interest coverage account relating to the pre-funding feature (net of aggregate Servicing Fee).

Overcollateralization Amount:              The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for
                                           Realized Losses incurred during the related Due Period) , plus amounts on deposit in the pre-funding account over (ii) the aggregate Certificate Principal Balance of the Class
                                           II-A Certificates and Class II-B Certificates, after taking into account the distributions of principal to be made on such Distribution Date.






                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 10)
------------------------------------------------------------------------------------------------------------------------------------
Overcollateralization                      With respect to any  Distribution  Date, (i) prior to the Stepdown Date, an amount equal
Target Amount:                             to approximately 1.050% of the aggregate principal balance of the mortgage loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) (1) prior to the Distribution Date in April 2013, 2.625% of the then current aggregate outstanding principal balance of the mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) , plus amounts on deposit in the pre-funding account and (2) on or after the Distribution Date in April 2013, 2.100% of the then current aggregate outstanding principal balance of the mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related
                                           Prepayment Period, and after reduction for Realized Losses incurred during the related
                                           Due Period) and (y) 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date (approximately $3,849,261), plus amounts on deposit in the pre-funding account or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the
                                           Overcollateralization Target Amount for the immediately preceding Distribution Date. The
                                           Overcollateralization Target Amount for the Offered Certificates is expected to be fully funded on the Closing Date.

Overcollateralization                      With respect to any  Distribution  Date, an amount equal to the lesser of (i) available
Increase Amount:                           excess cashflow from the mortgage loans available for payment of Overcollateralization
                                           Increase Amount and (ii) the excess, if any, of (x) the Overcollateralization Target
                                           Amount for that Distribution Date over (y) the Overcollateralization Amount for such
                                           Distribution Date.

Overcollateralization                      With respect to any Distribution Date for which the Excess Overcollateralization Amount
Release Amount:                            is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the
                                           Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization               With respect to any Distribution Date, the excess, if any, of the  Overcollateralization
Amount:                                    Amount over the Overcollateralization Target Amount.

Stepdown Date:                             The earlier to occur of (i) the  Distribution  Date on which the  aggregate  Certificate
                                           Principal Balance of the Class II-A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in April 2010 and (y) the first
                                           Distribution Date for which the aggregate Certificate Principal Balance of the
                                           Subordinate Certificates plus the related Overcollateralization Amount divided by the sum of the aggregate Outstanding Principal Balance of the mortgage loans, plus amounts on deposit in the pre-funding account is greater than or equal (i) prior to the Distribution
                                           Date in April 2013, 25.750% and (ii) on or after the Distribution Date in April 2013,
                                           20.600%.

Credit Enhancement Percentage:             The Credit Enhancement  Percentage for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Subordinate
                                           Certificates (including the Overcollateralization Amount) thereto by (y) the aggregate principal balance of the mortgage loans, calculated after taking into account distributions of principal on the mortgage loans and distribution of the Principal
                                           Distribution Amounts to the holders of the certificates then entitled to distributions of principal on such Distribution Date.


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 11)
------------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                             If either the Delinquency Test or the Cumulative Loss Test is violated.

Delinquency Test:                          The Delinquency Test is violated with respect to any  Distribution  Date on or after the
                                           Stepdown Date if: (i) the three month rolling average of the sum of the Scheduled
                                           Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties as a percentage of the Scheduled
                                           Principal Balances of all of the mortgage loans, plus amounts on deposit in the pre-funding account as of the last day of the related due period, exceeds (i) on or prior to the distribution date in April 2013 27.15% and (ii) after the distribution in April
                                           2013, 33.75the Credit Enhancement Percentage.

Cumulative Loss Test:                      The Cumulative Loss Test is violated on any  Distribution  Date if the aggregate  amount of Realized Losses incurred since the Cut-off Date through the last day of the related
                                           Due Period divided by the aggregate principal balance of the Mortgage Loans as of the
                                           Cut-off Date, plus amounts on deposit in the pre-funding account exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                           Distribution Date Occurring in                           Percentage
                                           -------------------------------------------------------------------
                                           April 2010 through  March 2011                            0.40%
                                           April 2011 through  March 2012                            0.70%
                                           April 2012 through  March 2013                            0.95%
                                           April 2013 through  March 2014                            1.35%
                                           April 2014 and thereafter                                 1.45%


Realized Losses:                           Any Realized Losses on the mortgage loans will be allocated on any Distribution  Date, first, to Net Monthly Excess Cashflow, second, in reduction of the related
                                           Overcollateralization Amount, third, to the Class II-B-5 Certificates until their
                                           Certificate Principal Balance is reduced to zero, fourth, to the Class II-B-4
                                           Certificates until their Certificate Principal Balance is reduced to zero, fifth, to the
                                           Class II-B-3 Certificates until their Certificate Principal Balance is reduced to zero, sixth, to the Class II-B-2 Certificates until their Certificate Principal Balance is reduced to zero, seventh, to the Class II-B-1 Certificates until their Certificate
                                           Principal Balance is reduced to zero, eighth, to the Class II-A-3A Certificates and Class
                                           II-A-3B Certificates, pro rata, until their Certificate Principal Balance is reduced to zero, ninth, to the Class II-A-2 until their Certificate Principal Balance is reduced to zero and then to the Class II-A-1 Certificates.

                                           Once Realized Losses have been allocated to the Class II-A Certificates or the
                                           Subordinate Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Available Funds:                           For any Distribution Date, the sum of (a) the Interest Remittance Amount and (b) the
                                           Principal Distribution Amount.

Net Rate Cap:                              With  respect  to the  Adjustable  Rate  Certificates,  the  lesser of (i) the  weighted average Net Rate on the related mortgage loans as of the Due Date prior to the calendar month (after giving effect to principal prepayments received in the Prepayment Period related to the prior Due Date) and (ii) the Adjusted Rate Cap.




                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 12)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Rate Cap:                         With respect Adjustable Rate Certificates, and any Distribution Date and the related Due
                                           Period, the sum of (i) the Scheduled Monthly Payments owed on the related mortgage loans for such Due Period (ii) the Actual Monthly Payments received in excess of the Scheduled
                                           Monthly Payments, expressed as a per annum rate on the stated principal balance of the mortgage loans for such Due Period.

Certificate Principal Balance:             With respect to any Certificate as of any distribution date will equal such Certificate's initial principal amount on the Closing Date, plus any related Net Deferred Interest allocated thereto on such distribution date (other than with respect to the Class II-A-3B
                                           Certificates) and on any previous distribution date on account of any negative amortization on the mortgage loans, plus any Subsequent Recoveries added to the
                                           Certificate Principal Balance of such Certificate, and as reduced by (1) all amounts allocable to principal previously distributed with respect to such Certificate, and (2)
                                           any Applied Realized Loss Amounts allocated to such class on previous distribution dates.

Net Deferred Interest:                     With respect to any Certificate (other than the Class II-A-3B) as of any distribution date will be an amount equal to the product of (1) the difference, if any between (a) the lesser of (i) the related Pass-Through Rate for such Class, without regard to the Net
                                           Rate Cap on such distribution date and (ii) the weighted average of the Net Rate on the mortgage loans and (b) the Adjusted Rate Cap for such distribution date, (2) the
                                           Certificate Principal Balance of the Certificate immediately prior to such distribution date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

Interest Carry Forward Amount:             As of any  Distribution  Date,  generally  equal to the sum of (i) the excess of (a) the
                                           Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon at the applicable pass-through rate.

Interest Distribution Amount:              The  Interest  Distribution  Amount  for the  Offered  Certificates  of any class on any
                                           Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution
                                           Date at the Pass-Through Rate for that class, in each case, reduced by any Prepayment
                                           Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act.

Senior Interest Distribution               The Senior Interest  Distribution  Amount for any  Distribution  Date and the Class II-A
Amount:                                    Certificates is equal to the Interest  Distribution  Amount for such  Distribution  Date for the related Class II-A Certificates and the Interest Carry Forward Amount, if any,
                                           for that Distribution Date for the Class II-A Certificates.

Basis Risk Shortfall Carryover             With respect to any Distribution Date, and the Adjustable Rate Certificates,  the excess
Amount:                                    of (i) the amount of interest such class would have accrued on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Rate Cap, over (ii)
                                           the amount of interest such class of Certificates received on such Distribution Date if the Pass-Through Rate is limited to the related Net Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate
                                           Cap). The ratings on each class of certificates do not address the likelihood of the payment of any Basis Risk Shortfall Carryover Amount.




                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 13)
------------------------------------------------------------------------------------------------------------------------------------
Basis Risk Shortfall:                      Because  each  mortgage  loan has a mortgage  rate that is  adjustable,  and will adjust based on Six-Month LIBOR after an initial fixed-rate period of up to five years following the date of origination, and the Pass-Through Rates on the Offered Certificates are based on One-Month LIBOR, the application of the Net Rate Cap could result in shortfalls of interest otherwise payable on those certificates in certain periods (such shortfalls,
                                           "Basis Risk Shortfalls"). If Basis Risk Shortfalls occur, then in the case of the
                                           Adjustable Rate Certificates, they will be carried forward as Basis Risk Shortfall
                                           Carryover Amounts and paid from Net Monthly Excess Cashflow to the extent available on a subordinated basis on the same Distribution Date or in any subsequent Distribution Date.

Pre-funding Amount:                        The amount  deposited by the  depositor in the  Pre-Funding  Account on the Closing Date for the subsequent mortgage loans, which is an amount up to 25% of the collateral balance.

Pre-funding Period:                        The period from the Closing Date up to and including  July 30, 2007, in which the seller may purchase subsequent mortgage loans for inclusion in the trust with amounts in the
                                           Pre-Funding Account.












                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 14)
------------------------------------------------------------------------------------------------------------------------------------
Available Funds Priority:                  On each  Distribution  Date,  the Available  Funds will be  distributed in the following order of priority:

                                               1.   concurrently, to the holders of the Class II-A Certificates, pro rata, based on the amount of interest payable to such classes of certificates, the Senior
                                                    Interest Distribution Amount allocable to such certificates;

                                               2.   sequentially, to the holders of the Class II-B Certificates, the Interest
                                                    Distribution Amount for such certificates;

                                               3.   (A) For each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, an amount up to the Principal Distribution Amounts for such Distribution Date shall be distributed as follows:

                                                        a.   Concurrently, to the Class II-A Certificates, pro rata, until the
                                                             Certificate Principal Balance of each such class has been reduced to zero;

                                                        b.   Sequentially, to the Class II-B Certificates, until their respective
                                                             Certificate Principal Balance has been reduced to zero; and

                                                    (B) On each  Distribution  Date (a) on or after the  Stepdown  Date and (b) on which a Trigger Event is not in effect, sequentially:

                                                     (i)  In an amount up to the Senior Principal Distribution Amount, concurrently to the Class II-A Certificates, pro rata, based on their respective Certificate Principal Balance immediately prior to such
                                                          Distribution Date until their respective Certificates Principal Balance has been reduced to zero;

                                                     (ii) Sequentially, to the Class II-B Certificates, in each case in an amount up to the applicable Class Principal Balance for each such Class, until their respective Certificate Principal Balance has been reduced to zero;

                                               4.   Concurrently, to the Class II-A Certificates, sequentially, based on the
                                                    Realizes Loss amounts allocated to such class;

                                               5.   Sequentially, to the Class II-B Certificates, in that order, in each case in an amount equal to any Realized Loss amounts allocated to such classes;

                                               6.   to the holders of the Class II-A and Class II-B Certificates, in an amount equal to such certificates' allocated share of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act, in each case, without interest accrued thereon; and

                                               7.   To the holders of the Class II-B-IO Certificates, as provided in the pooling and servicing agreement.







                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 15)
------------------------------------------------------------------------------------------------------------------------------------
Principal Distribution                     The Principal  Distribution  Amount for any Distribution Date will be the sum of (i) the
Amount:                                    principal portion of all scheduled monthly payments on the mortgage loans due during the related Due Period, whether or not received on or prior to the related Determination
                                           Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, (iv) a percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date, and (v) amounts transferred from the Pre-Funding Account following the end of the pre-funding period
                                           MINUS (vi) a percentage of the amount of any Overcollateralization Release Amount for such Distribution Date allocated to the Principal Distribution Amount based on the amount of principal for such Distribution Date.

Class II-A Principal Distribution          For any Distribution  Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect,  an amount  equal to the excess  (if any) of (x) the aggregate Certificate
                                           Principal Balance of the Class II-A Certificates  immediately prior to such Distribution
                                           Date over (y) the lesser of (I) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                           Prepayment Period) multiplied by (i) prior to the distribution date in April 2013,
                                           25.750% and (ii) on or after the distribution date in April 2013, 20.600% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.

Class II-B-1 Principal Distribution        For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect,  an amount equal to the excess (if any) of (x) the Certificate Principal
                                           Balance of the Class II-B-1 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date) and (2) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the distribution date in April 2013, 16.750% and (ii) on or after the distribution date in
                                           April 2013, 13.400% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for
                                           Realized Losses incurred during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.






                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 16)
------------------------------------------------------------------------------------------------------------------------------------
Class  II-B-2 Principal Distribution       For any Distribution  Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                           Balance of the Class II-B-2 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date), (2) the aggregate Certificate Principal Balance of the Class II-B-1
                                           Certificates (after taking into account the payment of the Class II-B-1 Principal
                                           Distribution Amounts for such Distribution Date) and (3) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the distribution date in April 2013, 11.875% and (ii) on or after the distribution date in April 2013, 9.500% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                           Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off
                                           Date.

Class II-B-3 Principal Distribution        For any Distribution  Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in effect, an amount equal to the excess (if any) of (x) the Certificate Principal
                                           Balance of the Class II-B-3 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date), (2) the aggregate Certificate Principal Balance of the Class II-B-1
                                           Certificates (after taking into account the payment of the Class II-B-1 Principal
                                           Distribution Amounts for such Distribution Date), (3) the aggregate Certificate Principal
                                           Balance of the Class II-B-2 Certificates (after taking into account the payment of the
                                           Class II-B-2 Principal Distribution Amounts for such Distribution Date) and (4) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                           Prepayment Period) multiplied by (i) prior to the distribution date in April 2013,
                                           10.625% and (ii) on or after the distribution date in April 2013, 8.500% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.










                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 17)
------------------------------------------------------------------------------------------------------------------------------------
Class II-B-4 Principal Distribution        For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect, an amount equal to the excess (if any) of (x) the Certificate Principal
                                           Balance of the Class II-B-4 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date), (2) the aggregate Certificate Principal Balance of the Class II-B-1
                                           Certificates (after taking into account the payment of the Class II-B-1 Principal
                                           Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal
                                           Balance of the Class II-B-2 Certificates (after taking into account the payment of the
                                           Class II-B-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amounts for such
                                           Distribution Date), and (5) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the distribution date in April 2013, 8.250% and (ii) on or after the distribution date in
                                           April 2013, 6.600% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for
                                           Realized Losses incurred during the related Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.

Class II-B-5 Principal Distribution        For any Distribution  Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect, an amount equal to the excess (if any) of (x) the Certificate Principal
                                           Balance of the Class II-B-5 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date), (2) the aggregate Certificate Principal Balance of the Class II-B-1
                                           Certificates (after taking into account the payment of the Class II-B-1 Principal
                                           Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal
                                           Balance of the Class II-B-2 Certificates (after taking into account the payment of the
                                           Class II-B-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amounts for such
                                           Distribution Date), (5) the aggregate Certificate Principal Balance of the Class II-B-4
                                           Certificates (after taking into account the payment of the Class II-B-4 Principal
                                           Distribution Amounts for such Distribution Date) and (6) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the distribution date in April 2013, 7.000% and (ii) on or after the distribution date in April 2013, 5.600% and (II) the excess of (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                           Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off
                                           Date.






                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 18)
------------------------------------------------------------------------------------------------------------------------------------
Class II-B-6 Principal Distribution        For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not
Amount:                                    in  effect, an amount equal to the excess (if any) of (x) the Certificate Principal
                                           Balance of the Class II-B-6 Certificates immediately prior to such Distribution Date over
                                           (y) the lesser of (I) the excess of (a) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                           Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amounts for such
                                           Distribution Date), (2) the aggregate Certificate Principal Balance of the Class II-B-1
                                           Certificates (after taking into account the payment of the Class II-B-1 Principal
                                           Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal
                                           Balance of the Class II-B-2 Certificates (after taking into account the payment of the
                                           Class II-B-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class II-B-3 Certificates (after taking into account the payment of the Class II-B-3 Principal Distribution Amounts for such
                                           Distribution Date), (5) the aggregate Certificate Principal Balance of the Class II-B-4
                                           Certificates (after taking into account the payment of the Class II-B-4 Principal
                                           Distribution Amounts for such Distribution Date), (6) the aggregate Certificate Principal
                                           Balance of the Class II-B-5 Certificates (after taking into account the payment of the
                                           Class II-B-5 Principal Distribution Amounts for such Distribution Date), and (7) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                           Prepayment Period) multiplied by (i) prior to the distribution date in April 2013, 2.625%
                                           and (ii) on or after the distribution date in April 2013, 2.100% and (II) the excess of
                                           (a) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                           Prepayment Period) over (b) 0.50% of the principal balance of the mortgage loans as of the Cut-Off Date.

Yield Maintenance Provider:                An entity rated at least "AA-" or "Aa3" by S&P and/or Moody's (which may include an affiliate of the Depositor and/or Underwriter).












                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3

Computational Materials (Page 19)
------------------------------------------------------------------------------------------------------------------------------------
Cap Agreements:                            The holders of the Class II-A-1, Class II-A-2 and Class II-A-3A Certificates,
                                           collectively, the Class II-A-3B Certificates and each of the Class II-B Certificates will each benefit from interest rate cap payments from the Yield Maintenance Provider pursuant to a cap agreement (the "Cap Agreements") purchased with respect to such
                                           Certificates. The Cap Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the related Note Interest Rate on the related Certificates and the Net Rate Cap with respect to the mortgage loans.

                                           On each Distribution Date, payments under the Cap Agreements will be an amount equal to the product of (i) the excess of, the minimum of (1) the then current 1-Month
                                           LIBOR and (2) the related ceiling rate for such Distribution Date, over the strike rate,
                                           (ii) the lesser of (a) the Certificate Principal Balance of the respective class for such
                                           Distribution Date and (b) the related notional balance based on a certain prepayment speed (20% CPR, or in the case of the Class II-A-3B, 15%CPR) for such loans on such
                                           Distribution Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360.

                                           On each Distribution Date, amounts received under each Cap Agreement with respect to such Distribution Date will be allocated in the following order of priority:

                                           1.   first, to the holders of the related class of Certificates the payment of any Basis
                                                Risk Carryforward Amounts for such distribution date, to the extent not covered by Available Funds as described above on such distribution date.

                                           2.   second, from any remaining amounts, to the holders of the related class of
                                                Certificates the payment of any Interest Distribution Amount and  Interest
                                                Carryforward Amount for such class to the extent not covered by Available
                                                Funds on such Distribution Date.

                                           3.   third, from any excess amounts available from the Cap Agreement relating to the Group II Offered Certificates and the Class II-B-5 Certificates, to the
                                                holders of the Class II-A Certificates, pro rata, and then to the Class II-B-1,
                                                Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6
                                                Certificates, in that order, to the extent not paid pursuant to clauses first and second above; and

                                           4.   fourth, from any remaining amounts, to the holder of the Class II-B-IO
                                                Certificates.









                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 20)
--------------------------------------------------------------------------------


                               CDR Break Schedule
                               ------------------

  Class         Rating        CDR Break      Cum Loss       CE
  II-B-1        AA/Aa1         14.37%         11.20%      6.70%
  II-B-2        A/Aa3          11.28%         9.43%       4.75%
  II-B-3       BBB+/A2         10.53%         8.96%       4.25%
  II-B-4        BBB/A3          9.21%         8.09%       3.30%
  II-B-5      BBB-/Baa1         8.55%         7.64%       2.80%
  II-B-6        BB/Ba2          6.77%         6.33%       1.05%

  * Assumptions: First Principal Loss; Forward Rate; 25% CPR; 20% Severity












                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 21)
--------------------------------------------------------------------------------

                                    Cap Terms
                                    ---------
                   Class II-A          Class II-A          Class II-A
                  (except for         (except for         (except for         Class         Class         Class
 Distribution       II-A-3B)            II-A-3B)            II-A-3B)         II-A-3B       II-A-3B       II-A-3B
    Date            Notional             Strike             Ceiling          Notional       Strike       Ceiling
    ----            --------             ------             -------          --------       ------       -------
    25-May-07    637,234,000.00           8.43               10.30         53,323,000.00     8.35         10.22
    25-Jun-07    625,882,059.06           6.76               10.30         52,669,355.33     6.68         10.22
    25-Jul-07    614,717,402.43           6.99               10.30         52,023,395.40     6.91         10.22
    25-Aug-07    603,737,492.38           6.76               10.30         51,385,079.41     6.68         10.22
    25-Sep-07    592,939,181.41           6.76               10.30         50,754,312.09     6.68         10.22
    25-Oct-07    582,319,376.87           6.99               10.30         50,130,999.41     6.91         10.22
    25-Nov-07    571,875,039.98           6.76               10.30         49,515,048.56     6.68         10.22
    25-Dec-07    561,603,184.91           6.99               10.30         48,906,367.89     6.91         10.22
    25-Jan-08    551,500,877.78           6.76               10.30         48,304,866.97     6.68         10.22
    25-Feb-08    541,565,235.81           6.76               10.30         47,710,456.50     6.68         10.22
    25-Mar-08    531,793,426.36           7.24               10.30         47,123,048.35     7.16         10.22
    25-Apr-08    522,182,666.07           6.76               10.30         46,542,555.51     6.68         10.22
    25-May-08    512,730,220.00           6.99               10.30         45,968,892.10     6.91         10.22
    25-Jun-08    503,433,400.72           6.76               10.30         45,401,973.33     6.68         10.22
    25-Jul-08    494,289,567.54           6.99               10.30         44,841,715.50     6.91         10.22
    25-Aug-08    485,296,125.62           6.76               10.30         44,288,036.01     6.68         10.22
    25-Sep-08    476,450,525.21           6.76               10.30         43,740,853.28     6.68         10.22
    25-Oct-08    467,750,260.82           6.99               10.30         43,200,086.81     6.91         10.22
    25-Nov-08    459,192,870.44           6.76               10.30         42,665,657.12     6.68         10.22
    25-Dec-08    450,775,934.79           6.99               10.30         42,137,485.75     6.91         10.22
    25-Jan-09    442,497,076.56           6.76               10.30         41,615,495.24     6.68         10.22
    25-Feb-09    434,353,959.65           6.76               10.30         41,099,609.14     6.68         10.22
    25-Mar-09    426,344,288.46           7.51               10.30         40,589,751.97     7.43         10.22
    25-Apr-09    418,465,807.18           6.76               10.30         40,085,849.21     6.68         10.22
    25-May-09    410,716,299.06           6.99               10.30         39,587,827.30     6.91         10.22
    25-Jun-09    403,093,585.77           6.76               10.30         39,095,613.64     6.68         10.22
    25-Jul-09    395,595,526.65           6.99               10.30         38,609,136.52     6.91         10.22
    25-Aug-09    388,220,018.11           6.76               10.30         38,128,325.19     6.68         10.22
    25-Sep-09    380,964,992.97           6.76               10.30         37,653,109.78     6.68         10.22
    25-Oct-09    373,829,870.17           6.99               10.30         37,183,561.84     6.91         10.22
    25-Nov-09    366,811,383.76           6.76               10.30         36,719,491.79     6.68         10.22
    25-Dec-09    359,907,342.41           6.99               10.30         36,260,810.22     6.91         10.22
    25-Jan-10    353,115,819.32           6.76               10.30         35,807,450.83     6.68         10.22
    25-Feb-10    346,434,920.94           6.76               10.30         35,359,348.16     6.68         10.22
    25-Mar-10    339,862,786.42           7.51               10.30         34,916,437.59     7.43         10.22
    25-Apr-10    333,397,587.02           6.76               10.30         34,478,655.30     6.68         10.22
    25-May-10    327,032,524.26           6.99               10.30         34,045,436.34     6.91         10.22
    25-Jun-10    320,770,499.92           6.76               10.30         33,617,181.79     6.68         10.22
    25-Jul-10    314,610,276.01           6.99               10.30         33,193,880.19     6.91         10.22
    25-Aug-10    308,550,142.86           6.76               10.30         32,775,470.73     6.68         10.22
    25-Sep-10    302,588,420.28           6.76               10.30         32,361,893.43     6.68         10.22
    25-Oct-10    296,723,457.02           6.99               10.30         31,953,089.02     6.91         10.22
    25-Nov-10    290,953,222.10           6.76               10.30         31,548,956.80     6.68         10.22
    25-Dec-10    285,276,541.15           6.99               10.30         31,149,482.09     6.91         10.22
    25-Jan-11    279,691,846.48           6.76               10.30         30,754,607.88     6.68         10.22
    25-Feb-11    274,197,597.35           6.76               10.30         30,364,277.88     6.68         10.22
    25-Mar-11    268,792,279.55           7.51               10.30         29,978,436.50     7.43         10.22
    25-Apr-11    263,474,404.89           6.76               10.30         29,597,028.86     6.68         10.22
    25-May-11    258,242,510.77           6.99               10.30         29,220,000.81     6.91         10.22
    25-Jun-11    253,094,363.84           6.76               10.30         28,847,213.54     6.68         10.22


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 22)
--------------------------------------------------------------------------------


                   Class II-A          Class II-A          Class II-A
                  (except for         (except for         (except for         Class         Class         Class
 Distribution       II-A-3B)            II-A-3B)            II-A-3B)         II-A-3B       II-A-3B       II-A-3B
    Date            Notional             Strike             Ceiling          Notional       Strike       Ceiling
    ----            --------             ------             -------          --------       ------       -------
    25-Jul-11    247,951,620.95           6.99               10.30         28,470,325.58     6.91         10.22
    25-Aug-11    242,284,397.89           6.76               10.30         28,031,936.61     6.68         10.22
    25-Sep-11    236,502,079.04           6.76               10.30         27,575,694.80     6.68         10.22
    25-Oct-11    230,810,087.22           7.01               10.30         27,123,834.41     6.93         10.22
    25-Nov-11    225,220,109.18           6.79               10.30         26,677,746.21     6.71         10.22
    25-Dec-11    219,729,197.50           7.12               10.30         26,237,231.43     7.04         10.22
    25-Jan-12    214,338,997.94           7.19               10.30         25,802,596.16     7.11         10.22
    25-Feb-12    209,545,955.16           8.45               10.30         25,373,445.99     8.37         10.22
    25-Mar-12    205,687,201.96          10.79               10.30         24,950,032.19    10.71         10.22













                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 23)
--------------------------------------------------------------------------------

                               Cap Terms (cont'd)
                               ------------------
                  Class        Class       Class       Class         Class       Class        Class        Class        Class
Distribution     II-B-1       II-B-1      II-B-1       II-B-2        II-B-2      II-B-2       II-B-3       II-B-3       II-B-3
    Date        Notional      Strike      Ceiling      Notional      Strike      Ceiling     Notional      Strike      Ceiling
    ----        --------      ------      -------      --------      ------      -------     --------      ------      -------
   25-May-07  27,715,000.00    8.18        10.05     15,012,000.00    7.63        9.50      3,849,000.00    6.88         8.75
   25-Jun-07  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Jul-07  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Aug-07  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Sep-07  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Oct-07  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Nov-07  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Dec-07  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jan-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Feb-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Mar-08  27,715,000.00    6.99        10.05     15,012,000.00    6.44        9.50      3,849,000.00    5.69         8.75
   25-Apr-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-May-08  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jun-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Jul-08  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Aug-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Sep-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Oct-08  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Nov-08  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Dec-08  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jan-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Feb-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Mar-09  27,715,000.00    7.26        10.05     15,012,000.00    6.71        9.50      3,849,000.00    5.96         8.75
   25-Apr-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-May-09  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jun-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Jul-09  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Aug-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Sep-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Oct-09  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Nov-09  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Dec-09  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jan-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Feb-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Mar-10  27,715,000.00    7.26        10.05     15,012,000.00    6.71        9.50      3,849,000.00    5.96         8.75
   25-Apr-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-May-10  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jun-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Jul-10  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Aug-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Sep-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Oct-10  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Nov-10  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Dec-10  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jan-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Feb-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Mar-11  27,715,000.00    7.26        10.05     15,012,000.00    6.71        9.50      3,849,000.00    5.96         8.75
   25-Apr-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-May-11  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75
   25-Jun-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Jul-11  27,715,000.00    6.74        10.05     15,012,000.00    6.19        9.50      3,849,000.00    5.44         8.75




                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 24)
--------------------------------------------------------------------------------

                  Class        Class       Class       Class         Class       Class        Class        Class        Class
Distribution     II-B-1       II-B-1      II-B-1       II-B-2        II-B-2      II-B-2       II-B-3       II-B-3       II-B-3
    Date        Notional      Strike      Ceiling      Notional      Strike      Ceiling     Notional      Strike      Ceiling
    ----        --------      ------      -------      --------      ------      -------     --------      ------      -------
   25-Aug-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Sep-11  27,715,000.00    6.51        10.05     15,012,000.00    5.96        9.50      3,849,000.00    5.21         8.75
   25-Oct-11  27,715,000.00    6.76        10.05     15,012,000.00    6.21        9.50      3,849,000.00    5.46         8.75
   25-Nov-11  27,715,000.00    6.54        10.05     15,012,000.00    5.99        9.50      3,849,000.00    5.24         8.75
   25-Dec-11  27,715,000.00    6.87        10.05     15,012,000.00    6.32        9.50      3,849,000.00    5.57         8.75
   25-Jan-12  27,715,000.00    6.94        10.05     15,012,000.00    6.39        9.50      3,849,000.00    5.64         8.75
   25-Feb-12  27,525,191.66    8.20        10.05     14,909,189.15    7.65        9.50      3,822,639.82    6.90         8.75
   25-Mar-12  27,018,319.93   10.54        10.05     14,634,638.96    9.99        9.50      3,752,246.56    9.24         8.75




















                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 25)
--------------------------------------------------------------------------------

                               Cap Terms (cont'd)
                               ------------------
                 Class        Class        Class        Class        Class       Class         Class        Class       Class
Distribution     II-B-4       II-B-4       II-B-4       II-B-5       II-B-5      II-B-5        II-B-6       II-B-6      II-B-6
    Date        Notional      Strike       Ceiling     Notional      Strike      Ceiling      Notional      Strike      Ceiling
    ----        --------      ------       -------     --------      ------      -------      --------      ------      -------
    25-May-07  7,314,000.00    6.48         8.35      3,849,000.00    6.48        8.35      13,472,000.00    6.48        8.35
    25-Jun-07  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Jul-07  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Aug-07  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Sep-07  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Oct-07  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Nov-07  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Dec-07  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jan-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Feb-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Mar-08  7,314,000.00    5.29         8.35      3,849,000.00    5.29        8.35      13,472,000.00    5.29        8.35
    25-Apr-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-May-08  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jun-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Jul-08  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Aug-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Sep-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Oct-08  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Nov-08  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Dec-08  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jan-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Feb-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Mar-09  7,314,000.00    5.56         8.35      3,849,000.00    5.56        8.35      13,472,000.00    5.56        8.35
    25-Apr-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-May-09  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jun-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Jul-09  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Aug-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Sep-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Oct-09  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Nov-09  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Dec-09  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jan-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Feb-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Mar-10  7,314,000.00    5.56         8.35      3,849,000.00    5.56        8.35      13,472,000.00    5.56        8.35
    25-Apr-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-May-10  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jun-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Jul-10  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Aug-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Sep-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Oct-10  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Nov-10  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Dec-10  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jan-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Feb-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Mar-11  7,314,000.00    5.56         8.35      3,849,000.00    5.56        8.35      13,472,000.00    5.56        8.35
    25-Apr-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-May-11  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35
    25-Jun-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Jul-11  7,314,000.00    5.04         8.35      3,849,000.00    5.04        8.35      13,472,000.00    5.04        8.35


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 26)
--------------------------------------------------------------------------------

                 Class        Class        Class        Class        Class       Class         Class        Class       Class
Distribution     II-B-4       II-B-4       II-B-4       II-B-5       II-B-5      II-B-5        II-B-6       II-B-6      II-B-6
    Date        Notional      Strike       Ceiling     Notional      Strike      Ceiling      Notional      Strike      Ceiling
    ----        --------      ------       -------     --------      ------      -------      --------      ------      -------
    25-Aug-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Sep-11  7,314,000.00    4.81         8.35      3,849,000.00    4.81        8.35      13,472,000.00    4.81        8.35
    25-Oct-11  7,314,000.00    5.06         8.35      3,849,000.00    5.06        8.35      13,472,000.00    5.06        8.35
    25-Nov-11  7,314,000.00    4.84         8.35      3,849,000.00    4.84        8.35      13,472,000.00    4.84        8.35
    25-Dec-11  7,314,000.00    5.17         8.35      3,849,000.00    5.17        8.35      13,472,000.00    5.17        8.35
    25-Jan-12  7,314,000.00    5.24         8.35      3,849,000.00    5.24        8.35      13,472,000.00    5.24        8.35
    25-Feb-12  7,263,909.50    6.50         8.35      3,822,639.82    6.50        8.35      13,379,735.96    6.50        8.35
    25-Mar-12  7,130,145.84    8.84         8.35      3,752,246.56    8.84        8.35      13,133,350.39    8.84        8.35

















                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 27)
--------------------------------------------------------------------------------

                             Available Funds Cap
                             -------------------

                Class II-B-2   Class II-B-3    Class II-B-4     Class II-B-5   Class II-B-6
Distribution     Effective      Effective       Effective        Effective      Effective
    Date           Coupon         Coupon          Coupon           Coupon         Coupon
    ----           ------         ------          ------           ------         ------
     25-May-07       5.51           5.55            5.60            5.60           5.77
     25-Jun-07      10.50          10.50           10.50           10.50           10.50
 Thereafter         10.50          10.50           10.50           10.50           10.50

                Class II-B-2   Class II-B-3    Class II-B-4     Class II-B-5   Class II-B-6
Distribution     Effective      Effective       Effective        Effective      Effective
    Date           Coupon         Coupon          Coupon           Coupon         Coupon
    ----           ------         ------          ------           ------         ------
     25-May-07      6.32           7.07            7.47             7.47           7.47
     25-Jun-07      10.50          10.50           10.50           10.50           10.50
 Thereafter         10.50          10.50           10.50           10.50           10.50


















                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 28)
--------------------------------------------------------------------------------

                                  Yield Tables
                                  ------------
Class II-A-1 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.39         5.66         4.10         3.13          2.50         2.03         1.38         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    4/25/2010
Prin. Window Len                     236          172          130          102            83           68           49           36
Yield                               5.66         5.66         5.66         5.66          5.66         5.66         5.66         5.67

Class II-A-2 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.39         5.66         4.10         3.13          2.50         2.03         1.38         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    4/25/2010
Prin. Window Len                     236          172          130          102            83           68           49           36
Yield                               5.70         5.70         5.70         5.70          5.70         5.70         5.71         5.71

Class II-A-3A to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.39         5.66         4.10         3.13          2.50         2.03         1.38         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    4/25/2010
Prin. Window Len                     236          172          130          102            83           68           49           36
Yield                               5.75         5.75         5.75         5.75          5.75         5.76         5.76         5.76

Class II-A-3B to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.39         5.66         4.10         3.13          2.50         2.03         1.38         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    4/25/2010
Prin. Window Len                     236          172          130          102            83           68           49           36
Yield                               5.75         5.75         5.75         5.75          5.75         5.76         5.76         5.76

Class II-B-1 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.09         9.93         7.67         6.13          5.03         4.32         3.82         3.06
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    7/25/2010   10/25/2010    4/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142           99           74           59            47           30            8            2
Yield                               5.93         5.93         5.93         5.93          5.93         5.93         5.93         5.93

Class II-B-2 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.09         9.92         7.65         6.12          5.03         4.28         3.62         3.07
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    6/25/2010    8/25/2010    5/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142           99           74           59            47           31           10            1
Yield                               6.50         6.50         6.50         6.50          6.50         6.50         6.50         6.50







                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 29)
--------------------------------------------------------------------------------

Class II-B-3 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.09         9.92         7.65         6.12          5.03         4.28         3.56         3.07
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    6/25/2010    8/25/2010    5/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142           99           74           59            47           31           10            1
Yield                               7.28         7.28         7.28         7.28          7.28         7.29         7.28         7.28

Class II-B-4 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.09         9.91         7.64         6.11          5.03         4.27         3.52         3.07
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    7/25/2010    5/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142          100           74           59            47           32           11            1
Yield                               7.70         7.70         7.70         7.70          7.70         7.70         7.70         7.70

Class II-B-5 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.09         9.90         7.64         6.11          5.03         4.26         3.51         3.07
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    6/25/2010    5/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142          100           74           59            47           32           12            1
Yield                               7.70         7.70         7.70         7.70          7.70         7.70         7.70         7.70

Class II-B-6 to Call
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          13.57         9.47         7.29         5.84          4.86         4.15         3.37         3.07
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    5/25/2010    5/25/2010
Prin. End Date                12/25/2026    8/25/2021    2/25/2018   10/25/2015     3/25/2014   12/25/2012    5/25/2011    5/25/2010
Prin. Window Len                     142          100           74           59            47           32           13            1
Yield                               7.70         7.70         7.70         7.70          7.70         7.70         7.70         7.70

Class II-A-1 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.74         6.02         4.41         3.40          2.72         2.22         1.51         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                 3/25/2036    7/25/2033    3/25/2029    4/25/2025     3/25/2022   10/25/2019    6/25/2016    4/25/2010
Prin. Window Len                     347          315          263          216           179          150          110           36
Yield                               5.66         5.66         5.67         5.67          5.67         5.67         5.68         5.67

Class II-A-2 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.74         6.02         4.41         3.40          2.72         2.22         1.51         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                 3/25/2036    7/25/2033    3/25/2029    4/25/2025     3/25/2022   10/25/2019    6/25/2016    4/25/2010
Prin. Window Len                     347          315          263          216           179          150          110           36
Yield                               5.70         5.71         5.71         5.71          5.72         5.72         5.72         5.71

Class II-A-3A to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.74         6.02         4.41         3.40          2.72         2.22         1.51         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                 3/25/2036    7/25/2033    3/25/2029    4/25/2025     3/25/2022   10/25/2019    6/25/2016    4/25/2010
Prin. Window Len                     347          315          263          216           179          150          110           36
Yield                               5.76         5.76         5.76         5.77          5.77         5.77         5.78         5.76




                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 30)
--------------------------------------------------------------------------------

Class II-A-3B to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                           8.74         6.02         4.41         3.40          2.72         2.22         1.51         0.99
Prin. Start Date               5/25/2007    5/25/2007    5/25/2007    5/25/2007     5/25/2007    5/25/2007    5/25/2007    5/25/2007
Prin. End Date                 3/25/2036    7/25/2033    3/25/2029    4/25/2025     3/25/2022   10/25/2019    6/25/2016    4/25/2010
Prin. Window Len                     347          315          263          216           179          150          110           36
Yield                               5.76         5.76         5.76         5.77          5.77         5.77         5.78         5.76

Class II-B-1 to Maturity
Price: 100-00               10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR   30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.78        10.60         8.23         6.60          5.42         4.67         4.13         4.98
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    7/25/2010   10/25/2010    4/25/2010
Prin. End Date                 4/25/2033    3/25/2028    9/25/2023    6/25/2020     2/25/2018    4/25/2016   10/25/2013    2/25/2014
Prin. Window Len                     218          178          141          115            94           70           37           47
Yield                               5.93         5.94         5.94         5.94          5.94         5.94         5.94         6.01

Class II-B-2 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.67        10.46         8.10         6.50          5.34         4.57         3.90         3.99
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    6/25/2010    8/25/2010    1/25/2011
Prin. End Date                10/25/2031    5/25/2026    1/25/2022    1/25/2019    12/25/2016    4/25/2015    5/25/2013   11/25/2011
Prin. Window Len                     200          156          121           98            80           59           34           11
Yield                               6.51         6.51         6.52         6.52          6.52         6.53         6.53         6.61

Class II-B-3 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.57        10.35         8.01         6.42          5.27         4.51         3.80         3.71
Prin. Start Date               3/25/2015    6/25/2013    1/25/2012   12/25/2010     5/25/2010    6/25/2010    8/25/2010   11/25/2010
Prin. End Date                 4/25/2030   10/25/2024    9/25/2020   12/25/2017    12/25/2015    6/25/2014   11/25/2012    6/25/2011
Prin. Window Len                     182          137          105           85            68           49           28            8
Yield                               7.29         7.30         7.31         7.31          7.31         7.32         7.33         7.43

Class II-B-4 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.46        10.24         7.91         6.35          5.21         4.46         3.73         3.57
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    7/25/2010    9/25/2010
Prin. End Date                10/25/2029    3/25/2024    4/25/2020    8/25/2017     8/25/2015    3/25/2014    9/25/2012    4/25/2011
Prin. Window Len                     176          131          100           81            64           47           27            8
Yield                               7.71         7.72         7.72         7.73          7.73         7.74         7.75         7.85

Class II-B-5 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          14.30        10.08         7.79         6.24          5.12         4.37         3.66         3.43
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    6/25/2010    9/25/2010
Prin. End Date                 7/25/2028    1/25/2023    4/25/2019   10/25/2016    12/25/2014    8/25/2013    4/25/2012   12/25/2010
Prin. Window Len                     161          117           88           71            56           40           23            4
Yield                               7.71         7.71         7.72         7.72          7.72         7.72         7.74         7.81

Class II-B-6 to Maturity
Price: 100-00                 10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                          13.58         9.48         7.30         5.85          4.86         4.19         3.40         3.23
Prin. Start Date               3/25/2015    5/25/2013    1/25/2012   12/25/2010     5/25/2010    5/25/2010    5/25/2010    5/25/2010
Prin. End Date                 8/25/2027    3/25/2022    8/25/2018    3/25/2016     6/25/2014    5/25/2013   12/25/2011   10/25/2010
Prin. Window Len                     150          107           80           64            50           37           20            6
Yield                               7.70         7.70         7.70         7.70          7.70         7.71         7.71         7.75


                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Structured Asset Mortgage Investments II Trust 2007-AR3, Group II
Mortgage Pass-Through Certificates, Series 2007-AR3
Computational Materials (Page 31)
--------------------------------------------------------------------------------

                               Contact Information
                               -------------------

MBS Trading
-----------

Michael Nierenberg                      Tel: (212) 272-4976
Senior Managing Director                mnierenberg@bear.com

Paul Van Lingen                         Tel: (212) 272-4976
Senior Managing Director                pvanlingen@bear.com

MBS Structuring
---------------

Mark Michael                            Tel: (212) 272-4976
Managing Director                       mmichael@bear.com

MBS Banking
-----------

Baron Silverstein                       Tel: (212) 272-3877
Senior Managing Director                bsilverstein@bear.com

Deirdre Burke                           Tel: (212) 272-7646
Vice President                          dburke@bear.com

Michael Norden                          Tel: (212) 272-7073
Analyst                                 mnorden@bear.com

Syndicate
---------

Carol Fuller                            Tel: (212) 272-4955
Senior Managing Director                cfuller@bear.com

Dan Zebro                               Tel: (212) 272-4955
Associate Director                      dzebro@bear.com

Rating Agencies
---------------

Mike Wray- S&P                          Tel: (212) 438-3126
                                        michael_wray@standardandpoors.com


Karen Ramallo - Moody's                 Tel: (212) 553-0370
                                        karen.ramallo@moodys.com



                                  BEAR STEARNS


This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.